As filed with the Securities and Exchange Commission on NOVEMBER 7, 2023

Securities Act File No. 333-249652

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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JAMES ALPHA FUNDS TRUST

(a Delaware statutory trust)

(Exact Name of Registrant as Specified in Charter)

____________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JAMES ALPHA FUNDS TRUST

d/b/a EASTERLY FUNDS TRUST

515 Madison Avenue

New York, New York 10022

November 7, 2023

Dear Shareholder:

You are cordially invited to a joint special meeting of shareholders (together with any postponements or adjournments thereof, the “Meeting”) of the Easterly Global Real Estate Fund, Easterly Hedged Equity Fund and Easterly Income Opportunities Fund (each, a “Fund,” and collectively, the “Funds”), each a series of James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”) identified in the enclosed Notice of Joint Special Meeting of Shareholders (the “Notice”), which will be held at the principal executive offices of the Trust, located at 515 Madison Avenue, New York, New York 10022, at 12:00 p.m., Eastern Time, on December 19, 2023. The purpose of the Meeting is to vote on important proposals that affect the Funds.

At the Meeting, shareholders of the Funds, as applicable, will be asked to: (1) approve new investment advisory agreements for the Easterly Global Real Estate Fund, Easterly Hedged Equity Fund and Easterly Income Opportunities Fund and (2) approve new sub-advisory agreements for the Easterly Global Real Estate Fund, Easterly Hedged Equity Fund and Easterly Income Opportunities Fund.

The Board of Trustees of the Trust believes that each proposal is in the best interest of each Fund and its shareholders.

After careful consideration of the proposals, the Board of Trustees of the Trust has unanimously approved and recommends that you vote “FOR” each proposal.

The enclosed Proxy Statement describes the proposals. You should review these materials carefully.

Your vote is important no matter how many shares you own. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If you attend the Meeting, you may vote at the Meeting. If you have questions, please call (833) 999-2636.

Sincerely,

/s/ Darrell Crate
Darrell Crate

President, James Alpha Funds Trust d/b/a Easterly Funds Trust

JAMES ALPHA FUNDS TRUST

d/b/a EASTERLY FUNDS TRUST

515 Madison Avenue

New York, New York 10022

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held on December 19, 2023

Notice is hereby given that a joint special meeting (together with any postponements or adjournments thereof, the “Meeting”) of shareholders of the Easterly Global Real Estate Fund, Easterly Hedged Equity Fund and Easterly Income Opportunities Fund (each, a “Fund,” and collectively, the “Funds”), each a series of James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”), will be held at the principal executive offices of the Trust, located at 515 Madison Avenue, New York, New York 10022, at 12:00 p.m., Eastern Time, on December 19, 2023, to vote on the following proposals, as applicable:

Proposal 1. For each Fund, to approve a new investment advisory agreement with Easterly Investment Partners LLC.

Proposal 2. To approve a new investment sub-advisory agreement between Easterly Investment Partners LLC and Ranger Global Real Estate Advisors, LLC, for the Easterly Global Real Estate Fund.

Proposal 3. To approve a new investment sub-advisory agreement between Easterly Investment Partners LLC and Orange Investment Advisors, LLC, for the Easterly Income Opportunities Fund.

Proposal 4. To approve a new investment sub-advisory agreement between Easterly Investment Partners LLC and EAB Investment Group, LLC, for the Easterly Hedged Equity Fund.

In addition, any other business as may properly come before the Meeting or any adjournments or postponements thereof will be transacted at the Meeting.

Shareholders of record of a Fund as of the close of business on October 20, 2023 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares of the Fund at the time of the Meeting. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting. Shareholders of each Fund will vote separately on each proposal, as applicable.

The Board has unanimously approved and recommends that you cast your vote “FOR” each of the Proposals for your Fund as described in the Proxy Statement. Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Meeting.

You are requested to complete, date, and sign the enclosed proxy card(s) and return it (them) promptly in the envelope provided for that purpose. Your proxy card(s) also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. You may also vote by attending the Meeting.

Some shareholders hold shares of more than one Fund and may receive proxy cards or proxy materials for each Fund owned. Please sign and return the proxy card in the postage paid return envelope, or vote via telephone or the Internet, for each Fund held. Your vote is important regardless of the number of shares owned.

You may revoke your proxy at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting at the Meeting. Merely attending the Meeting, however, will not revoke a previously given proxy.

By Order of the Board of Trustees of the Trust,

/s/ Amaris Sahota

Amaris Sahota

Secretary

November 7, 2023

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S) UNLESS YOU ELECT TO CHANGE YOUR VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The Notice of Joint Special Meeting of Shareholders, the Joint Proxy Statement and other proxy materials (“Proxy Materials”)

are available at www.proxyvote.com. You can also obtain copies of the prospectuses, statements of additional information and annual or semi-annual shareholder reports of the Funds, upon request, without charge, by calling the Trust at (833) 999-2636, downloading a copy at https://www.EasterlyFunds.com/funds/, or from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

JAMES ALPHA FUNDS TRUST

d/b/a EASTERLY FUNDS TRUST

515 Madison Avenue

New York, New York 10022

JOINT PROXY STATEMENT
November 7, 2023

This joint proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation by the Board of Trustees (the “Board”) of James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”), on behalf of its series the Easterly Global Real Estate Fund, Easterly Hedged Equity Fund and Easterly Income Opportunities Fund (each, a “Fund,” and collectively, the “Funds”), of proxies to be voted at the joint special meeting (together with any postponements or adjournments thereof, the “Meeting”) of shareholders to be held at the principal executive offices of the Trust, located at 515 Madison Avenue, New York, New York 10022, at 12:00 p.m., Eastern Time, on December 19, 2023, to vote on the proposals described below, as applicable. The approximate mailing date of this Proxy Statement and accompanying proxy card(s) is on or about November 17, 2023.

______________________________

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS
_______________________________

We are providing you with this overview of the proposals on which your vote is requested. Please read the full text of the Joint Proxy Statement, which contains additional information about the proposals, and keep it for future reference. Your vote is important.

Questions and Answers

Q.       Who is asking for my vote?

A.       The Board of the Trust is sending this Proxy Statement, the attached Notice of Joint Special Meeting, and the enclosed Proxy Card on or about November 17, 2023 to you and all other shareholders of record who have a beneficial interest in each applicable series of the Trust as of the close of business on October 20, 2023 (“Record Date”). The Board is soliciting your vote for a special meeting of shareholders of the Funds.

Q.       When and where will the Meeting be held?

A.       The Meeting will be held at the offices of the Trust at 515 Madison Avenue, New York, New York 10022, and is scheduled for December 19, 2023 at 12:00 p.m., Eastern time; and, if the Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Meeting.

Q.       Who is eligible to vote?

A.       All shareholders of record as of the close of business on the Record Date are eligible to vote. (See “How Do I Vote?” and “General Information” for a more detailed discussion of voting procedures).

Each share of each class of the Funds is entitled to one vote and fractional shares are counted as a fractional vote. No shares have cumulative voting rights in the election of Trustees or on any other matter. The section titled “Additional Information” in this Proxy Statement includes the number of shares of each class of each Fund issued and outstanding as of the Record Date.

To the best of the Trust’s knowledge, as of the Record Date: (i) no person owned beneficially more than 5% of the outstanding shares of any class of a Fund’s securities, except as set out in the section titled “Additional Information” in this Proxy Statement; and (ii) no Trustee or officer of any Fund owned of record or beneficially more than 1% of

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any class of a Fund’s securities.  In addition, no Trustee purchased or sold any securities of Easterly Funds LLC, Easterly Investment Partners LLC, Ranger Global Real Estate Advisors, LLC, Orange Investment Advisors, LLC, EAB Investment Group, LLC, or their parent companies or subsidiaries, if any, since the beginning of the Funds’ most recently completed fiscal year.

Q.       Why is the Meeting being held?

A.       The Meeting is being held for the following purposes:

1.	For each Fund, to approve a new investment advisory agreement with Easterly Investment Partners LLC.

2.	To approve a new investment sub-advisory agreement between Easterly Investment Partners LLC and Ranger Global Real Estate Advisors, LLC, for the Easterly Global Real Estate Fund.

3.	To approve a new investment sub-advisory agreement between Easterly Investment Partners LLC and Orange Investment Advisors, LLC, for the Easterly Income Opportunities Fund.

4.	To approve a new investment sub-advisory agreement between Easterly Investment Partners LLC and EAB Investment Group, LLC, for the Easterly Hedged Equity Fund.

Shareholders of each of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

Q.       Why are new investment advisory and sub-advisory agreements being approved?

A.       Easterly Funds LLC (“Easterly Funds”) and Easterly Investment Partners LLC (“EIP” or the “Adviser”), each a registered investment adviser, have determined to combine the operations of Easterly Funds and EIP, with EIP as the surviving entity. The Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, and Easterly Income Opportunities Fund are each currently advised by Easterly Funds. In anticipation of this restructuring, shareholders of each of the Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, and Easterly Income Opportunities Fund are being asked to approve new investment advisory agreements between EIP and the Trust, on behalf of the respective Fund.

Pursuant to section 15(a)(4) of the 1940 Act, any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser (a “Change of Control Event”). In connection with the restructuring to combine the operations of Easterly Funds with EIP, with EIP as the surviving entity, such transaction will constitute a Change of Control Event for Easterly Funds, resulting in the automatic termination of the current investment advisory and sub-advisory agreements between Easterly Funds and the Trusts and between Easterly Funds and each respective sub-advisor for the Easterly Global Real Estate Fund, Easterly Income Opportunities Fund and Easterly Hedged Equity Fund. Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company.” Because it is proposed that EIP serve as the new investment adviser to the Funds upon the closing of such restructuring, the proposed new investment advisory and sub-advisory agreements must be approved by each Fund’s shareholders.

Q.       Why did you send me this Proxy Statement?

A.       This Proxy Statement provides you with information you should review before voting on the proposals listed above and in the Notice of Joint Special Meeting for each Fund. You are receiving these proxy materials, including one Proxy Card for each Fund you own, because you have the right to vote on these important proposals concerning your investment in the Fund(s).

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The word “you” is used in this Proxy Statement to refer to the person or entity that owns the shares and accordingly has voting rights in connection with the shares. For a pension plan, the trustee for the plan generally has the right to vote the shares owned through the plan.

Q.       Which proposals do I vote on?

A.       You are being asked to vote on all proposals that affect a Fund of which you are a shareholder. The following table identifies the Funds that are affected by a particular proposal:

Proposal	Funds Voting
1. To approve a new investment advisory agreement with Easterly Investment Partners LLC	Easterly Global Real Estate Fund Easterly Hedged Equity Fund Easterly Income Opportunities Fund
2. To approve a new investment sub-advisory agreement between Easterly Investment Partners LLC and Ranger Global Real Estate Advisors, LLC	Easterly Global Real Estate Fund
3. To approve a new investment sub-advisory agreement between Easterly Investment Partners LLC and Orange Investment Advisors, LLC	Easterly Income Opportunities Fund
4. To approve a new investment sub-advisory agreement between Easterly Investment Partners LLC and EAB Investment Group, LLC	Easterly Hedged Equity Fund

The Board has unanimously approved and recommends that you cast your vote “FOR” each of the Proposals for your Fund.

Q.       How do I vote my shares?

A.       For your convenience, there are several ways you can vote:

Voting at the Meeting: You may vote in person at the Meeting on December 19, 2023.

Voting by Proxy: Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting and vote. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the proposals, as recommended by the Board, and in their best judgment on other matters. Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting and voting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting and vote, or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Voting by Telephone or the Internet: You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying the Joint Proxy Statement.

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Q.       Who will solicit my proxy?

A.       The Adviser has retained Broadridge Financial Services, Inc., a professional proxy solicitation firm (“Solicitor”), to assist in the solicitation of proxies, at an estimated cost of approximately $245,000. These estimates include printing, mailing, solicitation and filing expenses. As the date of the Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative has the responsibility to explain the process, read the proposals on the Proxy Card, and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or email to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Meeting, you may contact the Solicitor toll-free at 877-503-8435.

In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, emails, fax, or other communication.

Q.       Will any Fund pay the costs of this proxy solicitation or any additional costs in connection with the proposals?

A.       No. None of the Funds will bear these costs. Easterly or its affiliates will bear all expenses arising in connection with these proposals.

Q.       How can I obtain more information about the Funds?

A.       Additional information about the Funds is available in their respective prospectuses, statements of additional information and annual and semi-annual shareholder reports.

You can obtain copies of the prospectuses, statements of additional information and annual and semi-annual shareholder reports of the Funds, upon request, without charge, by calling the Trust at (833) 999-2636, downloading a copy at https://www.EasterlyFunds.com/funds/, or from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. This Proxy Statement should be read in conjunction with the annual and semi-annual shareholder reports.

Q.       How does the Board recommend that I vote?

A.       The Board recommends that shareholders of each Fund vote “FOR” each of the applicable proposals described in this Proxy Statement.

Q.       What is the required vote to approve the Proposals?

A.       For each Fund, shareholder approval of the Proposals requires the affirmative vote of the lesser of (i) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of such Fund. Such affirmative vote for each Fund is measured on the basis of all share classes as a whole and not any individual share class.

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PROPOSALS 1 – 4

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS AND

SUB-ADVISORY AGREEMENTS FOR THE FUNDS

Easterly Funds LLC (“Easterly Funds”) and Easterly Investment Partners LLC (“EIP” or the “Adviser”), each a registered investment adviser, have determined to combine the operations of Easterly Funds and EIP, with EIP as the surviving entity (the “Restructuring”). The Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, and Easterly Income Opportunities Fund are each currently advised by Easterly Funds. In anticipation of this restructuring, shareholders of each of the Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, and Easterly Income Opportunities Fund are being asked to approve new investment advisory agreements between EIP and the Trust, for the respective Fund (the “New Advisory Agreements”), as described below.

In connection with this anticipated change, shareholders of each Fund are also being asked to approve new investment sub-advisory agreements (the “New Sub-Advisory agreements”) between EIP and each Fund’s current respective sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). Specifically, (i) shareholders of the Easterly Global Real Estate Fund are being asked to approve a new investment sub-advisory agreement between EIP and Ranger Global Real Estate Advisors, LLC (“Ranger”), for the Easterly Global Real Estate Fund; (ii) shareholders of the Easterly Income Opportunities Fund are being asked to approve a new investment sub-advisory agreement between EIP and Orange Investment Advisors, LLC (“Orange”), for the Easterly Income Opportunities Fund; and (iii) shareholders of the Easterly Hedged Equity Fund are being asked to approve a new investment sub-advisory agreement between EIP and EAB Investment Group, LLC (“EAB”), for the Easterly Hedged Equity Fund.

The Board has approved the New Advisory Agreements and New Sub-Advisory Agreements (collectively, the “New Agreements”) and recommends that shareholders of each Fund approve each of the New Agreements, as applicable. A discussion regarding the basis for the Board’s approval of the New Agreements is below. The investment objective, investment strategy, and portfolio management team of each Fund are not changing.

The New Agreements are identical in all material respects to the existing agreements, except for the identity of the investment adviser and the dates of execution and effectiveness. Total advisory compensation for each Fund will not change, nor will the services provided under the agreements. Importantly, the total advisory and sub-advisory fee rates will not change for any Fund.

THE EXISTING AGREEMENTS

Easterly Funds currently serves as the investment adviser to the Easterly Global Real Estate Fund, Easterly Income Opportunities Fund and Easterly Hedged Equity Fund. Easterly Funds is a registered investment adviser located at 515 Madison Avenue, New York, New York 10022. As of September 30, 2023, Easterly Funds had approximately $899 million in assets under management. Easterly Funds provides investment management services to the Easterly Global Real Estate Fund, Easterly Income Opportunities Fund and Easterly Hedged Equity Fund under the respective existing investment advisory agreements between the Trust and Easterly Funds on behalf of each Fund.

Ranger is a registered investment adviser located at 405 Lexington Ave, Suite 3401 New York, NY 10174 and provides sub-advisory services to the Easterly Global Real Estate Fund pursuant to the existing sub-advisory agreement between Easterly Funds and Ranger. As of September 30, 2023, Ranger had approximately $1.51 billion in assets under management.

Orange is a registered investment adviser located at 243 W. Park Avenue, Suite 201 Winter Park, Florida 32789 and provides sub-advisory services to the Easterly Income Opportunities Fund pursuant to the existing sub-advisory agreement between Easterly Funds and Orange. As of September 30, 2023, Orange had approximately $556 million in assets under management.

EAB is a registered investment adviser located at 103 Carnegie Center, Suite 300 Princeton, New Jersey 08540 and provides sub-advisory services to the Easterly Hedged Equity Fund pursuant to the existing sub-advisory agreement

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between Easterly Funds and EAB. As of September 30, 2023, EAB had approximately $118 million in assets under management.

The effective date of each Fund’s existing investment advisory agreement with Easterly Funds is January 22, 2021. Each investment advisory agreement was last approved by the initial shareholder of the relevant Fund in connection with the initial approval of such agreement. The effective date of the existing sub-advisory agreement (as amended and restated) for the Easterly Hedged Equity Fund is September 2, 2021, the effective date of the existing sub-advisory agreement for the Easterly Global Real Estate Fund is October 26, 2021, and the effective date of the existing sub-advisory agreement (as amended and restated) for the Easterly Income Opportunities Fund is November 3, 2023.

Each current sub-advisory agreement was last approved pursuant to a “manager of managers” structure whereby Easterly Funds can appoint and replace sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (“Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to a Fund is subject to certain conditions that are set forth in the SEC exemptive order and no-action letter guidance issued by the SEC staff. Under the Manager of Managers Structure, Easterly Funds has the ultimate responsibility, subject to oversight by the Trust’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. EIP is currently in the process of applying for similar relief to operate under a Manager of Managers Structure.

At a meeting held on October 18, 2023, the Board, including a majority of the Board’s Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved: (i) the renewal of the existing investment advisory agreements for each of the Easterly Global Real Estate Fund, Easterly Hedged Equity Fund and Easterly Income Opportunities Fund; (ii) the renewal of the existing sub-advisory agreement with Ranger for the Easterly Global Real Estate Fund; (iii) the renewal of the existing sub-advisory agreement with Orange for the Easterly Income Opportunities Fund; and (iv) the renewal of the existing sub-advisory agreement with EAB for the Easterly Hedged Equity Fund. At a meeting held on November 3, 2023, the Board, including a majority of the Independent Trustees, approved an amended and restated sub-advisory agreement with Orange for the Easterly Income Opportunities Fund, which reflects the Board’s approval of a change in the sub-advisory fee rate.

Exhibit D describes the aggregate amount of fees paid by the Easterly Global Real Estate Fund, Easterly Income Opportunities Fund and Easterly Hedged Equity Fund to Easterly Funds and the amount and purpose of any other material payments to Easterly Funds and its affiliates for services provided to each Fund during its last fiscal year.

THE NEW ADVISER

Easterly Investment Partners LLC is a registered investment adviser located at 138 Conant Street, Beverly, MA 01915. EIP currently serves as the investment adviser to the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund, each a series of the Trust, and is the proposed new investment adviser for the Easterly Global Real Estate Fund, Easterly Income Opportunities Fund and Easterly Hedged Equity Fund. As of September 30, 2023, EIP had approximately $1.68 billion in assets under management. EIP provides investment management services to the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund under the respective existing investment advisory agreement between the Trust and EIP on behalf of each Fund. At a meeting held on July 25, 2023, the Board, including a majority of the Board’s Independent Trustees, approved the renewal of the existing investment advisory agreements for the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund.

The below table lists information regarding other funds having a similar investment objective for which EIP serves as investment adviser.

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EIP-Managed Fund	Fee Rate based on Net Assets as of February 28, 2023	Net Assets as of February 28, 2023	EIP has contractually agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund to cap total expenses at a specified amount as of February 28, 2023 (Yes/No)*
Easterly Snow Small Cap Value Fund	0.95%	$27,651,552	Yes
Easterly Snow Long/Short Opportunity Fund	0.80%	$100,141,030	Yes
*	For these Funds, EIP has contractually agreed to waive all or a portion of its advisory fees and/or pay expenses to cap total expenses at a specified amount as disclosed in each Fund’s current prospectus and/or SAI.

TERMS OF THE NEW AGREEMENTS

The forms of the New Agreements are attached as Exhibit A. The New Agreements are substantially identical in all material respects to the existing agreements except for the identity of the investment adviser and the dates of execution and effectiveness. Each New Agreement will have an initial term of two years from the effective date of the New Agreement. The current rate of advisory fees and sub-advisory fees for each Fund will not change under the New Agreements. The advisory and sub-advisory fee rates under the New Agreements are listed below:

In consideration of the Adviser performing its obligations under the New Advisory Agreement, the Fund will pay the Adviser an annual fee as set forth below:

Fund	Percentage of Average Daily Assets
Easterly Global Real Estate Fund	0.90%
Easterly Hedged Equity Fund	1.20%
Easterly Income Opportunities Fund	1.20%

As compensation for services performed and costs assumed under the New Sub-Advisory Agreement, EIP will pay the sub-advisor of each Fund a fee as set forth below:

Fund	Percentage of Average Daily Assets
Ranger (Easterly Global Real Estate Fund)	0.38%
EAB (Easterly Hedged Equity Fund)

0.38% on the first $100 million in assets;

0.25% of if assets are between $100 million and $250 million;

0.30% if assets are between $250 million and $500 million;

0.35% if assets are between $500 million and $1 billion;

0.37% if assets are greater than $1 billion

Orange (Easterly Income Opportunities Fund)

0.42% on assets less than $600 million;

0.35% on assets less than $800 million but greater or equal to $600 million;

0.36% on assets less than $1.25 billion but greater or equal to $800 million;

0.34% on assets less than $2 billion but greater or equal to $1.25 billion;

0.32% on assets greater than or equal to $2 billion

Like the existing advisory agreements, under the New Advisory Agreements, the Adviser, subject to the supervision and direction of the Board, and in accordance with the investment objective, policies and limitations of the particular Fund, will continue to manage each Fund for the period and on such terms as set forth in the agreements. It is the responsibility of the Adviser to provide a program to continuously manage the investment of the assets of the Funds, to continuously review, monitor, oversee and administer the investment program of each Fund, including making asset allocation and investment decisions for each Fund using the Adviser’s best judgment, and to place orders to purchase and sell securities for the Fund. The Adviser provides the Trust with records concerning the Adviser’s activities, which the Trust is required to maintain, renders regular reports to the Trust’s officers and the Board concerning the Adviser’s discharge of its responsibilities under the agreement, and pays expenses involved in the performance of its duties as set forth in the New Advisory Agreement.

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Like the existing advisory agreements, the New Advisory Agreements provide that the Adviser shall not be liable to a Fund or any shareholder for any error of judgment or for any loss suffered by the Fund in connection with the performance of its obligations under the agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties imposed upon it by the agreement, except as may otherwise be provided under provisions of applicable state law, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services rendered. This provision applies to the Adviser’s directors, officers, employees and other corporate agents, as well as to the Adviser itself. Like the existing advisory agreements, the New Advisory Agreements provide for termination automatically upon its assignment and, as to any Fund, at any time without penalty by (i) the Board or a vote of a majority of the Fund’s outstanding voting securities upon written notice to the Adviser or (ii) the Adviser on 180 days’ written notice to the Trust.

Under the New Sub-Advisory Agreements, the investment adviser of the Funds will continue to delegate day-to-day portfolio management of certain Funds to the applicable sub-adviser. Like the existing sub-advisory agreements, the New Sub-Advisory Agreements require the sub-advisers to make the investment decisions for and continuously review, and administer the investment program of the applicable Fund in accordance with each Fund’s investment objective, policies and restrictions, subject to the oversight and review of, and pursuant to policies established by, the Adviser and the Board for the period and on such terms as set forth in the agreements. Like the existing sub-advisory agreements, the Adviser will pay each sub-advisor a fee as compensation for the services performed and costs assumed under the agreement. Like the existing sub-advisory agreements, the New Sub-Advisory Agreements also provide: (a) that the sub-adviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder; (b) for automatic termination of the agreement in the event of its assignment; and (c) for termination of the agreement at any time without penalty by (i) the Board or by vote of a majority of the outstanding voting securities of a Fund upon written notice to the sub-adviser, (ii) the Adviser upon written notice to the sub-adviser, or (iii) the sub-adviser upon 180 days’ written notice to the Adviser and the Trust.

If approved by the shareholders, each of the New Agreements provides that it shall continue in effect for an initial period of two years, and will remain in effect thereafter only so long as its continuance with respect to each Fund is specifically approved at least annually by (i) the vote of the Trustees or a vote of the majority of the outstanding voting securities of the applicable Fund and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

IMPACT OF THE NEW AGREEMENTS ON FUND EXPENSES

There will be no change in compensation paid to the Adviser by each Fund and the total advisory fees and fee rates will remain the same under the New Advisory Agreements. There will be no change to the current compensation structure, fees and fee rates under the New Sub-Advisory Agreements.

EIP has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of each Fund to limit total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) at the same levels as under each Fund’s existing operating expense limitation agreement with Easterly Funds. EIP is permitted to seek reimbursement from each Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. For each Fund, such recoupment may include fees waived or expenses paid under the Fund’s existing operating expense limitation agreement with Easterly Funds.

IMPACT OF THE NEW AGREEMENTS ON THE PORTFOLIO MANAGEMENT SERVICES CURRENTLY BEING PROVIDED TO THE FUNDS

The Funds will maintain their current sub-advisers and portfolio management teams.

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INFORMATION ABOUT Easterly Investment Partners LLC AND THE SUB-ADVISERS

Easterly Investment Partners LLC is a registered investment adviser located at 138 Conant Street, Beverly, MA 01915.

Easterly Asset Management LP is the indirect parent company of Easterly Investment Partners LLC and is located at 138 Conant Street, Beverly, MA 01915.

EIP is wholly owned by LE Partners Holdings LLC. All voting interests of LE Partners Holdings LLC are owned by LE Partners Holdings II LLC, which is wholly owned by Easterly Asset Management Holdings LLC. Easterly Asset Management LP is the majority owner and sole controller of Easterly Asset Management Holdings LLC. All of these entities are located at 138 Conant Street, Beverly, MA 01915.

Orange Investment Advisors, LLC is a registered investment adviser located at 250 S. Park Avenue, Suite 370, Winter Park, FL 32789. OIA Management Holdings LLC and BP Structured Investments LLC are members of Orange. Jerald Menozzi, the Chief Investment Officer of Orange, owns a controlling interest in, and is a managing member of, OIA Management Holdings LLC. Boris Peresechensky, a portfolio manager and senior trader of Orange, owns a controlling interest in, and is a managing member of, BP Structured Investments LLC. OIA Management Holdings LLC is located at 250 S. Park Avenue, Suite 370, Winter Park, FL 32789. BP Structured Investments LLC is located at 415 East Pine Street, 807, Orlando, FL 32801.

Ranger Global Real Estate Advisors, LLC is a registered investment adviser located at 405 Lexington Ave, Suite 3401, New York, NY 10174. Ranger is majority-owned by its executive management and non-executive employees, and is minority owned by QR Ranger Holdco LLC a subsidiary of QuadReal Property Group Limited Partnership, a global real estate investment, operating and development company based in Vancouver, British Columbia, (“QuadReal”). QuadReal, through its wholly-owned subsidiary QR Ranger Holdco LLC, owns an approximately 48.5% ownership interest in Ranger British Columbia Investment Management Corporation owns 100% of the voting securities of QuadReal. QuadReal is located at Park Place 666 Burrard Street, Suite 800, Vancouver, BC V6C 2X8, Canada. British Columbia Investment Management Corporation is located at 750 Pandora Avenue, Victoria, BC, V8W 0E4, Canada.

EAB Investment Group, LLC is a registered investment adviser, which, along with its controlling owners, is located at 1650 Market Street, 36th Floor, Philadelphia, PA 19103. Edward Boll, Non-Executive Chairperson of EAB, William Visconto, Chief Compliance Officer and Managing Member of EAB, and James Ryan, President of EAB, each own a direct, controlling interest (i.e., 25% or more) in EAB.

The name, address and principal occupation of the principal executive officers and each director or general partner, as applicable, of EIP and each sub-adviser are listed in Exhibit C.

OFFICERS OF THE TRUST

The officers of the Trust, together with such persons’ positions with the Trust, their principal occupation for the last five years, and other information are listed in Exhibit B.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES

In the course of consideration of the approval of the New Agreements, the Independent Trustees received materials discussing the legal standards applicable to their consideration of the New Agreements. Prior to voting, the Independent Trustees met with and asked questions of representatives of EIP. In considering the New Agreements and reaching their conclusion with respect to the New Agreements, the Board took note of relevant judicial precedent that set forth factors to be considered by a board when evaluating investment advisory agreements. These include, but are not limited to, the following: (i) the nature, extent, and quality of the services to be provided to the Funds; (ii) information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds; (iii) information about profits to be realized by EIP and its affiliates from the relationship with the Funds; (iv)

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the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board reviewed and considered information provided in response to a detailed request for information submitted to management by the Independent Trustees and received presentations from EIP. The Independent Trustees met separately in advance of the October Board meeting to discuss the materials provided to them in connection with the approval of the Advisory Agreements, including comparative performance and expenses. The Board, including the Independent Trustees, considered a variety of factors, including those described below. The Board also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Independent Trustees also had an opportunity to discuss the materials presented and any issues raised by EIP’s presentations. After evaluating the factors discussed below, among others, the Board approved the New Agreements and determined that the compensation payable thereunder by each Fund to EIP and by EIP to the Sub-Adviser is fair and reasonable.

Nature, Extent and Quality of Services. In considering the approval of the New Advisory Agreements, the Board considered the nature, extent and quality of services that EIP would provide to the Real Estate Fund, Hedged Equity Fund, and Income Opportunities Fund, including EIP’s personnel and resources and EIP’s criteria for reviewing a Sub-Adviser’s performance. The Board reviewed the services EIP would provide in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Board noted the responsibilities that EIP has as the Funds’ investment manager, including (i) overseeing the investment decisions of each of the Sub-Advisers and conduct ongoing performance reviews; (ii) reviewing and monitoring the portfolio trading by the Sub-Advisers, including without limitation, trade allocation policies and procedures, best execution and the use of soft-dollars; (iii) overseeing the Sub-Advisers’ compliance with prospectus limitations and other relevant investment restrictions; (iv) coordinating communications with any Sub-Advisers; and (v) if deemed necessary, recommending to the Board changing one or more Sub-Advisers. The Board concluded that the services EIP would provide are satisfactory.

In considering the approval of the New Sub-Advisory Agreements, and the Fund’s respective Sub-Adviser, the Board considered the nature, extent and quality of services the Sub-Adviser would provide under the New Sub-Advisory Agreements. The Board reviewed the services the Sub-Adviser would provide, the background of the investment professionals servicing the respective Fund, and the Sub-Adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters. The Board concluded that the services each Sub-Adviser would provide are satisfactory.

Performance. The Board reviewed performance information that EIP provided for the Real Estate Fund, Hedged Equity Fund, and Income Opportunities Fund compared to each Fund’s respective Benchmark Index and Peer Group for the one-, three-, five-, ten-year and since inception periods ended May 31, 2023, as applicable. The Board also received information on the construction of each Fund’s Peer Group.

Real Estate Fund: The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and its Benchmark Index (FTSE EPRA/NAREIT Developed Net Index). The Board considered the performance of the Fund against its Peer Group and its Benchmark Index for the one-, three-, five-, ten-year and since inception periods. In considering the Fund’s performance, the Board considered Ranger’s explanation that the portfolio can underperform versus its Benchmark Index during periods when external factors impact investor sentiment. The Board concluded that the performance of the Fund was satisfactory.

Hedged Equity Fund: The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and its Benchmark Index (S&P 500 Index). The Board considered the performance of the Fund against its Peer Group and its Benchmark Index for the one-, three-, five-year and since inception periods. The Board concluded that the performance of the Fund was satisfactory.

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Income Opportunities Fund: The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and its Benchmark Index (Bloomberg US Aggregate Bond Index). The Board considered the performance of the Fund against its Peer Group and its Benchmark Index for the one- and three-year, and since inception periods. The Board concluded that the performance of the Fund was satisfactory.

Advisory and Sub-Advisory Fees and Fund Expenses. The Board reviewed each Fund’s contractual advisory fee and expense ratio taking into account each Fund’s net asset size, and reviewed information comparing the advisory fee and expense ratio to those of each Fund’s respective Peer Group. The Board noted that each Fund’s advisory fee will remain the same after the Restructure and EIP will enter into an operating expense limitation agreement (“OELA”) to waive fees and/or limit expenses of the Funds in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each share class of the Funds. The Board also considered the extent to which EIP had agreed to waive management fees and/or reimburses expenses for a Fund and its share classes, including the basis for the adviser’s determination that any such waivers and/or reimbursements do not and will not result in cross-subsidization by one share class of another share class of a Fund. The Board discussed the level of work involved in management and oversight of the Funds, including with respect to oversight of the Sub-Advisers.

The Board considered each Fund’s sub-advisory fee schedule. The Board noted that the fee schedule was negotiated at arm’s length between EIP and each Sub-Adviser, an unaffiliated third party. The Board also noted in particular that each Fund’s sub-advisory fee schedule will remain the same after the Restructuring. The Board also evaluated the reasonableness of the fee split between EIP and each Sub-Adviser. The Board considered the nature and scope of the services to be provided by EIP, including (i) monitoring of performance, (ii) supervision of outside service providers, (iii) responding to questions from brokers and sub-advisers, and (iv) research of sub-advisors and potential replacement sub-advisors to present to the Board for their consideration. The Board also considered that with respect to the more complex Funds, these services are expected to be more resource intensive for EIP. The Board noted that the sub-advisory fees are paid by EIP to each Sub-Advisor and are not additional fees borne by the Funds. In light of the nature, quality and extent of services EIP and the Sub-Advisers provided, the Board concluded that each Fund’s advisory fee and sub-advisory fee was fair and reasonable.

Economies of Scale. The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Funds, and the extent to which such economies of scale are shared with the Funds. The Board noted that EIP had indicated its willingness to discuss the matter of breakpoints with the Board as each Fund increased its assets. The Board noted that the Funds may also benefit from economies of scale through initial fee setting and fee waivers and expense reimbursements. The Board agreed that in light of the OELA, which effectively protected shareholders from high expenses despite lower asset levels, and EIP’s willingness to consider breakpoints as each Fund reached higher asset levels, the absence of breakpoints was acceptable.

Profitability. The Board reviewed the estimated profitability of EIP with respect to each Fund on an individual fund-by-fund basis and in the aggregate. The Board considered the methodology for calculating profitability. Using such methodology, the Board noted that EIP would earn an estimated reasonable profit from each Fund, in each case without considering marketing-related costs. The Board concluded that the estimated profitability of EIP in connection with the management of each Fund was not excessive given the nature, extent and quality of the services provided.

Fallout Benefits. Because of its relationship with the Funds, EIP, the Sub-Advisers, and their affiliates may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services (as applicable). The Board reviewed information provided by EIP and the Sub-Advisers as to any such benefits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the compensation to be paid under the New Agreements are fair and reasonable, and that the New Agreements be approved.

REQUIRED VOTE

Approval of each of the Proposals requires an affirmative vote by the shareholders of each Fund, voting separately, of the lesser of (i) 67% or more of the Fund’s shares present at the Meeting if the holders of more than 50% of the

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outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

IF SHAREHOLDERS DO NOT APPROVE PROPOSALS 1-4

If shareholders of the Trust do not approve Proposals 1-4, the Board will determine what action, if any, should be taken, including, for example, not moving forward with the proposed restructuring to combine the operations of Easterly Funds with EIP.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE

APPROVAL OF EACH APPLICABLE NEW AGREEMENT.

***

ADDITIONAL INFORMATION

Record Date. Only shareholders of record of the Fund at the close of business on October 20, 2023 (the “Record Date”) will be entitled to vote at the Meeting and at any adjournment or postponement thereof.

Outstanding Shares. As of the Record Date, the following Shares of each class of each Fund were outstanding and entitled to vote. All shareholders of each Fund will vote together as a single class.

Fund	Shares outstanding and entitled to vote
Easterly Global Real Estate Fund
Class A	4,108,849.2940
Class C	2,548,162.7250
Class I	25,560,869.6690
Class R6	2,295,745.3630
Easterly Hedged Equity Fund
Class A	306,720.7680
Class C	44,643.9270
Class I	11,113,812.1880
Class R6	107,090.0160
Easterly Income Opportunities Fund
Class A	576,944.2080
Class C	382,368.7320
Class I	23,706,120.9780
Class R6	8,365,365.8960

Required Vote and Voting Information.

With respect to the approval of Proposals 1-4, each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

In addition, effectiveness of the New Sub-Advisory Agreements is contingent upon approval of the New Advisory Agreements. If the New Advisory Agreement for a Fund is not approved by the Fund’s shareholders, the New Sub-Advisory Agreement will not go into effect.

The presence in person or by proxy of the holders of one-third of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Meeting. However, more than 50% of such Shares must be represented

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at the Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions will be treated as Shares that are present but that have not been voted. Abstentions do not constitute a vote “FOR” and will effectively result in a vote “AGAINST” a Proposal. The Proposals are considered “non-routine” matters for which, under the rules of the New York Stock Exchange, uninstructed shares may not be voted by broker-dealers. As a result, it is not expected that broker non-votes will be received with respect to the Proposals at the Meeting and these shares will not be counted for purposes of quorum or other purposes.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. With respect to each Proposal, the persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Fund’s receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the Proposals, and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

Method of Proxy Solicitation. The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by EIP. Broadridge Financial Services, Inc. has been engaged to assist in soliciting at an estimated cost of approximately $245,000, including printing costs, which will be paid by EIP. In addition to soliciting proxies by mail, one or more of the Trust’s officers, representatives or compensated third-party agents may aid in the solicitation of proxies by personal interview, telephone, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Principal Holders of Securities and Control Persons of the Funds. To the knowledge of the Trust, as of October 20, 2023, the following were owners of record or beneficially more than 5% of the outstanding shares of Class A, Class C, Class I, and Class R6 of each Fund, as applicable, of the Trust as of the Record Date. Persons who own, either directly or through one or more controlled companies, 25% or more of the voting securities of the Funds are deemed to be control persons. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval.

Title of Fund – Class	Name and Address	Amount	Percentage
Easterly Global Real Estate Fund – Class A	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	960,991.4940	23.39%
	Wells Fargo Clearing Services 1 North Jefferson Avenue Saint Louis, MO 63103	877,951.3460	21.37%
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	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	398,138.2310	9.69%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	357,494.0220	8.70%

Easterly Hedged Equity Fund – Class A	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	96,660.3180	31.51%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	38,414.8150	12.52%
	First National Bank 5970 Londonderry Dr Riverside, CA 92504	33,799.7520	11.02%
	Joaquin A Camacho Marie 1100 N Plum Grove Rd Schaumburg, IL 60173	30,203.0450	9.85%
	Morgan Stanley Smith Barney 1 New York Plaza 39th Floor New York, NY 10004 Jersey City, NJ 07310	23,845.4390	7.77%

Easterly Income Opportunities Fund – Class A	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	291,229.1070	50.48%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	49,035.9900	8.50%
	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	48,315.3290	8.37%

Easterly Global Real Estate Fund – Class C	Wells Fargo Clearing Services 1 North Jefferson Avenue Saint Louis, MO 63103	692,263.3480	27.17%
	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	435,911.6110	17.11%
	UBS USA 1000 Harbor Blvd. Weehawken, NJ 07086	390,661.0200	15.33%
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	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	196,120.0560	7.70%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	137,577.7120	5.40%

Easterly Hedged Equity Fund – Class C	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	20,668.5510	46.30%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	9,237.3490	20.69%

Easterly Income Opportunities Fund – Class C	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	106,702.4120	27.91%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	64,414.5170	16.85%

Easterly Global Real Estate Fund – Class I	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	5,333,605.0240	20.87%
	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	4,049,109.1970	15.84%
	Wells Fargo Clearing Services 1 North Jefferson Avenue Saint Louis, MO 63103	2,278,930.4040	8.92%
	UBS USA 1000 Harbor Blvd. Weehawken, NJ 07086	1,939,602.4850	7.59%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	1,582,061.6210	6.19%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	1,480,100.7210	5.79%

Easterly Hedged Equity Fund – Class I	LPL Financial 4707 Executive Dr. San Diego, CA 92121	3,131,698.0650	28.18%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	2,401,996.1830	21.61%
	Denis J. Nayden 515 Madison Avenue New York, NY 10022	1,224,877.7490	11.02%
	National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	733,242.6930	6.60%
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Easterly Income Opportunities Fund – Class I	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	4,548,656.3070	19.19%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	2,552,392.9080	10.77%

Easterly Global Real Estate Fund – Class R6	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	1,809,764.0510	78.83%
	Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480	414,913.6490	18.07%

Easterly Hedged Equity Fund – Class R6	National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	23,068.3950	21.54%

Easterly Income Opportunities Fund – Class R6	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	4,019,362.5940	48.04%
	Capinco P.O Box 1787 Milwaukee, WI 53201	2,212,687.6680	26.45%
	Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	955,369.3550	11.42%
	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	882,737.9490	10.55%

As of the Record Date , the Trustees and Officers, as a group, owned less than 1% of the outstanding Shares of each Fund and each class of the Fund.

Investment Adviser. Easterly Funds LLC, located at 515 Madison Avenue, New York, New York 10022, is the current investment adviser of Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, and Easterly Income Opportunities Fund.

Easterly Investment Partners LLC, located at 138 Conant Street, Beverly, MA 01915, is the current investment adviser of the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund, and the proposed investment adviser of the Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, and Easterly Income Opportunities Fund.

Administrator and Principal Underwriter. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s administrator, transfer agent, and fund accountant. Easterly Securities LLC, located at 138 Conant Street, Beverly, MA 01915, serves as the Trust’s principal underwriter. It is expected that these services will continue to be provided after the New Advisory Agreement is approved.

Affiliated Brokers. There were no brokerage commissions paid by the Funds to any affiliated brokers for the fiscal years ended November 30, 2022 and August 31, 2023, respectively.

Annual and Semi-annual Reports. Copies of the Fund’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders. The Trust will furnish to any shareholder upon request, without charge, an additional copy of any Fund’s most recent annual report and subsequent semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained by writing to the Easterly Funds Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154 or by calling toll-free: (833) 999-2636.

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Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to the Fund at Easterly Funds Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE or calling toll-free at: (877) 503-8435.

Procedures for Shareholder Communications with the Board. The Trust’s Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at Easterly Funds Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Other Matters. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

/s/ Darrell Crate

Darrell Crate

President and Chairperson of the Board

James Alpha Funds Trust d/b/a Easterly Funds Trust

November 7, 2023

17

EXHIBIT A

NEW AGREEMENTS

JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

INVESTMENT MANAGEMENT AGREEMENT

EASTERLY GLOBAL REAL ESTATE FUND

THIS INVESTMENT MANAGEMENT AGREEMENT is made as of the [x] day of [x] 2023, by and between James Alpha Funds Trust dba Easterly Funds Trust (the “Trust”), on behalf of the Easterly Global Real Estate Fund, a series of the Trust (the “Fund”), and Easterly Investment Partners LLC (the “Manager”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF MANAGER. The Trust hereby employs the Manager, and the Manager hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2.	DUTIES OF MANAGER.

(a)         Investment management and research. Subject to the supervision of the Trustees, the Manager will, (a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and Bylaws, the Fund’s prospectus and Statement(s) of Additional Information included as part of the Fund’s Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, and such other limitations, policies and procedures as the Trustees may impose from time to time in writing on the Manager; (b) make asset allocation and investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. The Manager shall use its best judgment in rendering these services to the Fund.

(b) Delegation of duties to sub-advisers. Subject to the approval of the Trust’s Board of Trustees (including a majority of the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act), the Manager may delegate to one or more sub-investment advisers (“Sub-Advisers”) any of its

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duties enumerated in Section 2(a) hereof. The Manager agrees that, with respect to a delegation of its duties to one or more Sub-Advisers, it will:

(1)       oversee the investment decisions of each of the Sub-Advisers and conduct ongoing performance reviews;

(2)       review and monitor the portfolio trading by the Sub-Advisers, including without limitation, trade allocation policies and procedures, best execution and the use of soft-dollars;

(3)       oversee the Sub-Advisers’ compliance with prospectus limitations and other relevant investment restrictions;

(4)       coordinate communications with any Sub-Advisers; and

(5)       if deemed necessary, recommend to the Fund’s Board of Trustees changing one or more Sub-Advisers.

(c) The Manager agrees that in any case where an officer of the Manager is also an officer or director of another corporation, and the purchase or sale of securities issued by such other corporation is under consideration, such officer or director shall abstain from participation in any decision made on behalf of the Fund to purchase or sell any securities issued by such other corporation.

3.       BROKERAGE. The Manager shall be responsible for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Manager may take the following into consideration, among other relevant information: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Manager is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Manager, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Manager shall determine, and the Manager shall report on such allocations, upon the request of the Trustees to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

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4.       EXPENSES. The Manager will provide office facilities to the Fund to the extent not otherwise provided by another service provider to the Fund. With respect to the operation of the Fund, the Manager shall be responsible for: (i) providing the personnel, office space and equipment necessary for the Manager to perform its duties hereunder; and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened as a direct result of a change of control of the Manager. If the Manager has agreed to limit the operating expenses of the Fund, the Manager shall also be responsible for any Fund operating expenses that exceed any agreed upon expense limit in accordance with such agreement.

The Fund will pay all of its expenses and liabilities, including, without limitation, expenses and liabilities incurred in connection with maintaining its registration under the Investment Company Act and the Securities Act of 1933, as amended, and registering and qualifying under the securities laws of the states in which the Fund’s shares are registered or qualified for sale, the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund’s shareholders, other mailing expenses, brokerage expenses, issue and transfer taxes on sales of Fund securities, custodian and stock transfer charges, other printing, legal and auditing expenses, expenses of shareholders’ meetings, and reports to shareholders.

The Manager may voluntarily absorb certain Fund expenses or waive the Manager’s own advisory fee.

To the extent the Manager incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund to the extent of the Manager’s actual costs for providing such services. In determining the Manager’s actual costs, the Manager may take into account an allocated portion of the salaries and overhead of personnel performing such services.

5.       INVESTMENT ADVISORY AND MANAGEMENT FEE. In consideration of the Manager performing its obligations hereunder, the Fund will pay to the Manager a monthly management fee computed at the annual rate set forth on Schedule A hereto. The management fee shall be accrued daily by the Fund and paid to the Manager on the fifth business day of the succeeding month. If this Agreement is terminated prior to the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

The fee payable to the Manager under this Agreement will be reduced to the extent of any receivable owed by the Manager to the Fund and as required under any expense limitation applicable to the Fund.

To the extent that the Manager defers advisory fees or absorbs operating expenses of the Fund, the Manager may seek payment of such deferred fees or reimbursement of such absorbed expenses in accordance with the terms of a separate agreement between the parties. Such payment may occur in fiscal or calendar years subsequent to the fiscal or calendar year in which the fee or expense was deferred or absorbed. The waiver or assumption and reimbursement by the Manager of any expense of the Fund that the Manager is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Manager to waive, assume, or reimburse the same or any similar expense of the Fund on any subsequent occasion, unless so required pursuant to a separate agreement between the Fund and the Manager.

6.       CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Manager acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

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7.       REPORTS AND ACCESS. The Manager agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

8.       NON-EXCLUSIVITY. The Fund understands that the Manager may act as investment adviser to other investment companies, and that the Manager and its affiliates may act as investment advisers to individuals, partnerships, corporations, pension funds and other entities, and the Fund confirms that it has no objection to the Manager or its affiliates so acting.

9.	MANAGER’S LIABILITIES AND INDEMNIFICATION.

(a)       The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement (such exceptions collectively, “Actionable Manager Misconduct”).

(b)       Subject to any limitations imposed by applicable law or regulation, the Fund agrees to indemnify and hold harmless the Manager and its controlling persons, managers, directors, officers and employees (collectively, the “Manager Indemnified Parties”), against any and all loss, liability, claim, damage and expense whatsoever, including reasonable attorney’s fees and costs, as incurred, (i) arising out of the Fund’s Registration Statement, and all prospectuses, proxy statements, reports to shareholders, sales literature, marketing materials or other materials prepared for distribution to shareholders of the Fund, the public or otherwise in connection with capital raising for the Fund (collectively, the “Fund Materials”) and (ii) otherwise in connection with the operation or maintenance of the Fund.

Notwithstanding the foregoing, no such indemnification shall be provided to Manager:

a.       To the extent any such loss, liability, claim, damage and/or expense arises from any information or disclosure that, in each instance, has been previously approved in writing (including by electronic mail) by the Manager and that relates specifically to (i) the Manager or its controlling persons, managers, directors, officers or employees, (ii) the policies and procedures of the Manager, or (iii) the services to be provided by the Manager (“Approved Information”), provided further, that the foregoing limitation shall not apply to claims for indemnification that arise from Approved Information, which is included in the Fund Materials after the time the Manager revokes in writing (including by electronic mail) its approval of such Approved Information; or

b.       To the extent that any such loss, liability, claim, damage and/or expense arises out of or is based on any Actionable Manager Misconduct that contributed materially thereto.

The Fund shall indemnify and hold harmless the Manager Indemnified Parties against any loss, liability, claim, damage or expense whatsoever, including reasonable attorneys’ fees and costs, as incurred, arising out of the Fund’s breach of its duties or obligations under this Agreement or breach of applicable law, rule or regulation in connection with the Fund’s performance under this Agreement; provided, however, that nothing herein shall be deemed to protect the Manager against any liability arising out of any Actionable Manager Misconduct.

The Manager agrees to indemnify and hold harmless the Fund, the trustees, officers, employees and agents of the Fund and each person, if any, who controls the Fund within the meaning of Section 15 of the Securities Act of 1933 (collectively, the “Fund Indemnified Parties”) against any and all loss, liability, claim, damage and expense whatsoever, including reasonable attorney’s fees and costs, as incurred, arising out of Approved Information, provided that no such indemnification shall be provided to the Fund Indemnified Parties for claims arising from

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Approved Information which is included in the Fund Materials after the time the Manager revokes in writing (including by electronic mail) its approval of such Approved Information.

The Manager shall indemnify and hold harmless the Fund Indemnified Parties against any loss, liability, claim, damage or expense (including reasonable attorneys’ fees and costs) arising out of any Actionable Manager Misconduct; provided, however, that nothing herein shall be deemed to protect the Fund against any liability to which the Fund would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under this Agreement or by reason of the Fund’s reckless disregard of its obligations and duties under this Agreement.

The indemnification provided herein will remain in full force and effect regardless of any termination of this Agreement with regard to any claim for indemnification relating to any loss, liability, claim, damage or expense arising during the term of this Agreement.

Notwithstanding the foregoing, nothing contained in this Section or elsewhere in this Agreement shall constitute a waiver by the Fund of any of their respective rights under applicable U.S. federal securities laws whose applicability is not permitted to be contractually waived.

10.       TERM. This Agreement shall be in effect for two (2) years starting on the date hereof. This Agreement shall continue in effect from year to year thereafter with respect to the Fund, provided it is approved, at least annually, in the manner required by the Investment Company Act. On the date hereof, the Investment Company Act requires that this Agreement and any renewal thereof be approved by a vote of (i) a majority of Trustees of the Trust who are not parties thereto or interested persons (as defined in the Investment Company Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval, and (ii) in the case of its initial approval, by a majority of the outstanding voting securities of the Fund or (iii) in the case of its annual renewal, by a vote of the Trustees of the Trust or a majority of the outstanding voting securities of the Fund. A vote of a majority of the outstanding voting securities of the Fund is defined in the Investment Company Act to mean a vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the voting securities present at the meeting if more than 50% of the outstanding voting securities are present or represented by proxy.

11.       TERMINATION; NO ASSIGNMENT. This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon written notice to the Manager, and by the Manager upon one hundred and eighty (180) days’ written notice to the Fund. In the event of a termination, the Manager shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Manager on behalf of the Fund. This Agreement shall be automatically terminated in the event of its assignment (as such term is defined in the Investment Company Act).

12.        LIMITATION OF LIABILITY OF TRUSTEES. This Agreement is made by the Fund pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees of the Trust or shareholders of the Fund individually, but bind only the property of the Fund.

13.       GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder. Where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is revised by rule, interpretation, or order of the SEC, such provisions shall be deemed to incorporate the effect of such rule, interpretation, or order.

14.       SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

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15.       CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

On behalf of the EASTERLY GLOBAL REAL ESTATE FUND

By: ________________

Name: ________________

Title: ________________

EASTERLY INVESTMENT PARTNERS LLC

By: ________________

Name: ________________

Title: ________________

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SCHEDULE A

JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

EASTERLY GLOBAL REAL ESTATE FUND

Fee Schedule

In consideration of the Manager performing its obligations under the Agreement, the Fund will pay to the Manager a monthly management fee computed at the annual rate of 0.90% of the Fund’s average daily net assets.

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JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

INVESTMENT MANAGEMENT AGREEMENT

EASTERLY HEDGED EQUITY FUND

THIS INVESTMENT MANAGEMENT AGREEMENT is made as of the [x] day of [x] 2023, by and between James Alpha Funds Trust dba Easterly Funds Trust (the “Trust”), on behalf of the Easterly Hedged Equity Fund, a series of the Trust (the “Fund”), and Easterly Investment Partners LLC (the “Manager”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.       APPOINTMENT OF MANAGER. The Trust hereby employs the Manager, and the Manager hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2.       DUTIES OF MANAGER.

(a)       Investment management and research. Subject to the supervision of the Trustees, the Manager will: (a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and Bylaws, the Fund’s prospectus and Statement(s) of Additional Information included as part of the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as they may be amended from time to time, and such other limitations, policies and procedures as the Trustees may impose from time to time in writing on the Manager; (b) make asset allocation and investment decisions for the Fund; and (c) place orders to purchase and sell securities and other investments for the Fund. The Manager shall use its best judgment in rendering these services to the Fund.

(b)       Delegation of duties to sub-advisers. Subject to the approval of the Trust’s Board of Trustees (including a majority of the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act), the Manager may delegate to one or more sub-investment advisers (“Sub-Advisers”) any of its duties enumerated in Section 2(a) hereof. The Manager agrees that, with respect to a delegation of its duties to one or more Sub-Advisers, it will:

(1)	oversee the investment decisions of each of the Sub-Advisers and conduct ongoing performance reviews;
(2)	review and monitor the portfolio trading by the Sub-Advisers, including without limitation, trade allocation policies and procedures, best execution and the use of soft-dollars;
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(3)	oversee the Sub-Advisers’ compliance with prospectus limitations and other relevant investment restrictions;
(4)	coordinate communications with any Sub-Advisers; and
(5)	if deemed necessary, recommend to the Fund’s Board of Trustees changing one or more Sub-Advisers.

(c)       The Manager agrees that in any case where an officer of the Manager is also an officer or director of another corporation, and the purchase or sale of securities issued by such other corporation is under consideration, such officer or director shall abstain from participation in any decision made on behalf of the Fund to purchase or sell any securities issued by such other corporation.

3.       BROKERAGE. The Manager shall be responsible for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Manager may take the following into consideration, among other relevant information: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Manager is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Manager, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Manager shall determine, and the Manager shall report on such allocations, upon the request of the Trustees to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

4.       EXPENSES. The Manager will provide office facilities to the Fund to the extent not otherwise provided by another service provider to the Fund. With respect to the operation of the Fund, the Manager shall be responsible for: (i) providing the personnel, office space and equipment necessary for the Manager to perform its duties hereunder; and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened as a direct result of a change of control of the Manager. If the Manager has agreed to limit the operating expenses of the Fund, the Manager shall also be responsible for any Fund operating expenses that exceed any agreed upon expense limit in accordance with such agreement.

The Fund will pay all of its expenses and liabilities, including, without limitation, expenses and liabilities incurred in connection with maintaining its registration under the Investment Company Act and the Securities Act of 1933, as amended, and registering and qualifying under the securities laws of the states in which the Fund’s shares are

A-9

registered or qualified for sale, the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund’s shareholders, other mailing expenses, brokerage expenses, issue and transfer taxes on sales of Fund securities, custodian and stock transfer charges, other printing, legal and auditing expenses, expenses of shareholders’ meetings, and reports to shareholders.

The Manager may voluntarily absorb certain Fund expenses or waive the Manager’s own advisory fee.

To the extent the Manager incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund to the extent of the Manager’s actual costs for providing such services. In determining the Manager’s actual costs, the Manager may take into account an allocated portion of the salaries and overhead of personnel performing such services.

5.       INVESTMENT ADVISORY AND MANAGEMENT FEE. In consideration of the Manager performing its obligations hereunder, the Fund will pay to the Manager a monthly management fee computed at the annual rate set forth on Schedule A hereto. The management fee shall be accrued daily by the Fund and paid to the Manager on the fifth business day of the succeeding month. If this Agreement is terminated prior to the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

The fee payable to the Manager under this Agreement will be reduced to the extent of any receivable owed by the Manager to the Fund and as required under any expense limitation applicable to the Fund.

To the extent that the Manager defers advisory fees or absorbs operating expenses of the Fund, the Manager may seek payment of such deferred fees or reimbursement of such absorbed expenses in accordance with the terms of a separate agreement between the parties. Such payment may occur in fiscal or calendar years subsequent to the fiscal or calendar year in which the fee or expense was deferred or absorbed. The waiver or assumption and reimbursement by the Manager of any expense of the Fund that the Manager is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Manager to waive, assume, or reimburse the same or any similar expense of the Fund on any subsequent occasion, unless so required pursuant to a separate agreement between the Fund and the Manager.

6.        CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Manager acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

7.       REPORTS AND ACCESS. The Manager agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

8.       NON-EXCLUSIVITY. The Fund understands that the Manager may act as investment adviser to other investment companies, and that the Manager and its affiliates may act as investment advisers to individuals, partnerships, corporations, pension funds and other entities, and the Fund confirms that it has no objection to the Manager or its affiliates so acting.

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9.        MANAGER’S LIABILITIES AND INDEMNIFICATION.

(a)       The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement (such exceptions collectively, “Actionable Manager Misconduct”).

(b)       Subject to any limitations imposed by applicable law or regulation, the Fund agrees to indemnify and hold harmless the Manager and its controlling persons, managers, directors, officers and employees (collectively, the “Manager Indemnified Parties”), against any and all loss, liability, claim, damage and expense whatsoever, including reasonable attorney’s fees and costs, as incurred, (i) arising out of the Fund’s Registration Statement, and all prospectuses, proxy statements, reports to shareholders, sales literature, marketing materials or other materials prepared for distribution to shareholders of the Fund, the public or otherwise in connection with capital raising for the Fund (collectively, the “Fund Materials”) and (ii) otherwise in connection with the operation or maintenance of the Fund.

Notwithstanding the foregoing, no such indemnification shall be provided to Manager:

a.       To the extent any such loss, liability, claim, damage and/or expense arises from any information or disclosure that, in each instance, has been previously approved in writing (including by electronic mail) by the Manager and that relates specifically to (i) the Manager or its controlling persons, managers, directors, officers or employees, (ii) the policies and procedures of the Manager, or (iii) the services to be provided by the Manager (“Approved Information”), provided further, that the foregoing limitation shall not apply to claims for indemnification that arise from Approved Information, which is included in the Fund Materials after the time the Manager revokes in writing (including by electronic mail) its approval of such Approved Information; or

b.       To the extent that any such loss, liability, claim, damage and/or expense arises out of or is based on any Actionable Manager Misconduct that contributed materially thereto.

The Fund shall indemnify and hold harmless the Manager Indemnified Parties against any loss, liability, claim, damage or expense whatsoever, including reasonable attorneys’ fees and costs, as incurred, arising out of the Fund’s breach of its duties or obligations under this Agreement or breach of applicable law, rule or regulation in connection with the Fund’s performance under this Agreement; provided, however, that nothing herein shall be deemed to protect the Manager against any liability arising out of any Actionable Manager Misconduct.

The Manager agrees to indemnify and hold harmless the Fund, the trustees, officers, employees and agents of the Fund and each person, if any, who controls the Fund within the meaning of Section 15 of the Securities Act of 1933 (collectively, the “Fund Indemnified Parties”) against any and all loss, liability, claim, damage and expense whatsoever, including reasonable attorney’s fees and costs, as incurred, arising out of Approved Information, provided that no such indemnification shall be provided to the Fund Indemnified Parties for claims arising from Approved Information which is included in the Fund Materials after the time the Manager revokes in writing (including by electronic mail) its approval of such Approved Information.

The Manager shall indemnify and hold harmless the Fund Indemnified Parties against any loss, liability, claim, damage or expense (including reasonable attorneys’ fees and costs) arising out of any Actionable Manager Misconduct; provided, however, that nothing herein shall be deemed to protect the Fund against any liability to which the Fund would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under this Agreement or by reason of the Fund’s reckless disregard of its obligations and duties under this Agreement.

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The indemnification provided herein will remain in full force and effect regardless of any termination of this Agreement with regard to any claim for indemnification relating to any loss, liability, claim, damage or expense arising during the term of this Agreement.

Notwithstanding the foregoing, nothing contained in this Section or elsewhere in this Agreement shall constitute a waiver by the Fund of any of their respective rights under applicable U.S. federal securities laws whose applicability is not permitted to be contractually waived.

10. TERM. This Agreement shall be in effect for two (2) years starting on the date hereof. This Agreement shall continue in effect from year to year thereafter with respect to the Fund, provided it is approved, at least annually, in the manner required by the Investment Company Act. On the date hereof, the Investment Company Act requires that this Agreement and any renewal thereof be approved by a vote of (i) a majority of Trustees of the Trust who are not parties thereto or interested persons (as defined in the Investment Company Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval, and (ii) in the case of its initial approval, by a majority of the outstanding voting securities of the Fund or (iii) in the case of its annual renewal, by a vote of the Trustees of the Trust or a majority of the outstanding voting securities of the Fund. A vote of a majority of the outstanding voting securities of the Fund is defined in the Investment Company Act to mean a vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the voting securities present at the meeting if more than 50% of the outstanding voting securities are present or represented by proxy.

11.        TERMINATION; NO ASSIGNMENT. This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon written notice to the Manager, and by the Manager upon one hundred and eighty (180) days’ written notice to the Fund. In the event of a termination, the Manager shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Manager on behalf of the Fund. This Agreement shall be automatically terminated in the event of its assignment (as such term is defined in the Investment Company Act).

12.        LIMITATION OF LIABILITY OF TRUSTEES. This Agreement is made by the Fund pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees of the Trust or shareholders of the Fund individually, but bind only the property of the Fund.

13.        GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder. Where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is revised by rule, interpretation, or order of the SEC, such provisions shall be deemed to incorporate the effect of such rule, interpretation, or order.

14.        SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

15.        CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

On behalf of the EASTERLY HEDGED EQUITY FUND

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By: ________________

Name: ________________

Title: ________________

EASTERLY INVESTMENT PARTNERS LLC

By: ________________

Name: ________________

Title: ________________

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SCHEDULE A

JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

EASTERLY HEDGED EQUITY FUND

Fee Schedule

In consideration of the Manager performing its obligations under the Agreement, the Fund will pay to the Manager a monthly management fee computed at the annual rate of 1.20% of the Fund’s average daily net assets.

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JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

INVESTMENT MANAGEMENT AGREEMENT

EASTERLY INCOME OPPORTUNITIES FUND

THIS INVESTMENT MANAGEMENT AGREEMENT is made as of the [x] day of [x] 2023, by and between James Alpha Funds Trust dba Easterly Funds Trust (the “Trust”), on behalf of the Easterly Income Opportunities Fund, a series of the Trust (the “Fund”), and Easterly Investment Partners LLC (the “Manager”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.       APPOINTMENT OF MANAGER. The Trust hereby employs the Manager, and the Manager hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2.	DUTIES OF MANAGER.
(a)	Investment management and research. Subject to the supervision of the Trustees, the Manager will: (a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and Bylaws, the Fund’s prospectus and Statement(s) of Additional Information included as part of the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as they may be amended from time to time, and such other limitations, policies and procedures as the Trustees may impose from time to time in writing on the Manager; (b) make asset allocation and investment decisions for the Fund; and (c) place orders to purchase and sell securities and other investments for the Fund. The Manager shall use its best judgment in rendering these services to the Fund.
(b)	Delegation of duties to sub-advisers. Subject to the approval of the Trust’s Board of Trustees (including a majority of the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act), the Manager may delegate to one or more sub-investment advisers (“Sub-Advisers”) any of its duties enumerated in Section 2(a) hereof. The Manager agrees that, with respect to a delegation of its duties to one or more Sub-Advisers, it will:
(1)	oversee the investment decisions of each of the Sub-Advisers and conduct ongoing performance reviews;
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(2)	review and monitor the portfolio trading by the Sub-Advisers, including without limitation, trade allocation policies and procedures, best execution and the use of soft-dollars;
(3)	oversee the Sub-Advisers’ compliance with prospectus limitations and other relevant investment restrictions;
(4)	coordinate communications with any Sub-Advisers; and
(5)	if deemed necessary, recommend to the Fund’s Board of Trustees changing one or more Sub-Advisers.
(c)	The Manager agrees that in any case where an officer of the Manager is also an officer or director of another corporation, and the purchase or sale of securities issued by such other corporation is under consideration, such officer or director shall abstain from participation in any decision made on behalf of the Fund to purchase or sell any securities issued by such other corporation.

3.       BROKERAGE. The Manager shall be responsible for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Manager may take the following into consideration, among other relevant information: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Manager is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Manager, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Manager shall determine, and the Manager shall report on such allocations, upon the request of the Trustees to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

4.       EXPENSES. The Manager will provide office facilities to the Fund to the extent not otherwise provided by another service provider to the Fund. With respect to the operation of the Fund, the Manager shall be responsible for: (i) providing the personnel, office space and equipment necessary for the Manager to perform its duties hereunder; and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened as a direct result of a change of control of the Manager. If the Manager has agreed to limit the operating expenses of the Fund, the Manager shall also be responsible for any Fund operating expenses that exceed any agreed upon expense limit in accordance with such agreement.

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The Fund will pay all of its expenses and liabilities, including, without limitation, expenses and liabilities incurred in connection with maintaining its registration under the Investment Company Act and the Securities Act of 1933, as amended, and registering and qualifying under the securities laws of the states in which the Fund’s shares are registered or qualified for sale, the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund’s shareholders, other mailing expenses, brokerage expenses, issue and transfer taxes on sales of Fund securities, custodian and stock transfer charges, other printing, legal and auditing expenses, expenses of shareholders’ meetings, and reports to shareholders.

The Manager may voluntarily absorb certain Fund expenses or waive the Manager’s own advisory fee.

To the extent the Manager incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund to the extent of the Manager’s actual costs for providing such services. In determining the Manager’s actual costs, the Manager may take into account an allocated portion of the salaries and overhead of personnel performing such services.

5.       INVESTMENT ADVISORY AND MANAGEMENT FEE. In consideration of the Manager performing its obligations hereunder, the Fund will pay to the Manager a monthly management fee computed at the annual rate set forth on Schedule A hereto. The management fee shall be accrued daily by the Fund and paid to the Manager on the fifth business day of the succeeding month. If this Agreement is terminated prior to the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

The fee payable to the Manager under this Agreement will be reduced to the extent of any receivable owed by the Manager to the Fund and as required under any expense limitation applicable to the Fund.

To the extent that the Manager defers advisory fees or absorbs operating expenses of the Fund, the Manager may seek payment of such deferred fees or reimbursement of such absorbed expenses in accordance with the terms of a separate agreement between the parties. Such payment may occur in fiscal or calendar years subsequent to the fiscal or calendar year in which the fee or expense was deferred or absorbed. The waiver or assumption and reimbursement by the Manager of any expense of the Fund that the Manager is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Manager to waive, assume, or reimburse the same or any similar expense of the Fund on any subsequent occasion, unless so required pursuant to a separate agreement between the Fund and the Manager.

6.       CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Manager acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

7.       REPORTS AND ACCESS. The Manager agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

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8.       NON-EXCLUSIVITY. The Fund understands that the Manager may act as investment adviser to other investment companies, and that the Manager and its affiliates may act as investment advisers to individuals, partnerships, corporations, pension funds and other entities, and the Fund confirms that it has no objection to the Manager or its affiliates so acting.

9.	MANAGER’S LIABILITIES AND INDEMNIFICATION.

(a)       The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement (such exceptions collectively, “Actionable Manager Misconduct”).

(b)       Subject to any limitations imposed by applicable law or regulation, the Fund agrees to indemnify and hold harmless the Manager and its controlling persons, managers, directors, officers and employees (collectively, the “Manager Indemnified Parties”), against any and all loss, liability, claim, damage and expense whatsoever, including reasonable attorney’s fees and costs, as incurred, (i) arising out of the Fund’s Registration Statement, and all prospectuses, proxy statements, reports to shareholders, sales literature, marketing materials or other materials prepared for distribution to shareholders of the Fund, the public or otherwise in connection with capital raising for the Fund (collectively, the “Fund Materials”) and (ii) otherwise in connection with the operation or maintenance of the Fund.

Notwithstanding the foregoing, no such indemnification shall be provided to Manager:

a.       To the extent any such loss, liability, claim, damage and/or expense arises from any information or disclosure that, in each instance, has been previously approved in writing (including by electronic mail) by the Manager and that relates specifically to (i) the Manager or its controlling persons, managers, directors, officers or employees, (ii) the policies and procedures of the Manager, or (iii) the services to be provided by the Manager (“Approved Information”), provided further, that the foregoing limitation shall not apply to claims for indemnification that arise from Approved Information, which is included in the Fund Materials after the time the Manager revokes in writing (including by electronic mail) its approval of such Approved Information; or

b.       To the extent that any such loss, liability, claim, damage and/or expense arises out of or is based on any Actionable Manager Misconduct that contributed materially thereto.

The Fund shall indemnify and hold harmless the Manager Indemnified Parties against any loss, liability, claim, damage or expense whatsoever, including reasonable attorneys’ fees and costs, as incurred, arising out of the Fund’s breach of its duties or obligations under this Agreement or breach of applicable law, rule or regulation in connection with the Fund’s performance under this Agreement; provided, however, that nothing herein shall be deemed to protect the Manager against any liability arising out of any Actionable Manager Misconduct.

The Manager agrees to indemnify and hold harmless the Fund, the trustees, officers, employees and agents of the Fund and each person, if any, who controls the Fund within the meaning of Section 15 of the Securities Act of 1933 (collectively, the “Fund Indemnified Parties”) against any and all loss, liability, claim, damage and expense whatsoever, including reasonable attorney’s fees and costs, as incurred, arising out of Approved Information, provided that no such indemnification shall be provided to the Fund Indemnified Parties for claims arising from Approved Information which is included in the Fund Materials after the time the Manager revokes in writing (including by electronic mail) its approval of such Approved Information.

The Manager shall indemnify and hold harmless the Fund Indemnified Parties against any loss, liability, claim, damage or expense (including reasonable attorneys’ fees and costs) arising out of any Actionable Manager

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Misconduct; provided, however, that nothing herein shall be deemed to protect the Fund against any liability to which the Fund would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under this Agreement or by reason of the Fund’s reckless disregard of its obligations and duties under this Agreement.

The indemnification provided herein will remain in full force and effect regardless of any termination of this Agreement with regard to any claim for indemnification relating to any loss, liability, claim, damage or expense arising during the term of this Agreement.

Notwithstanding the foregoing, nothing contained in this Section or elsewhere in this Agreement shall constitute a waiver by the Fund of any of their respective rights under applicable U.S. federal securities laws whose applicability is not permitted to be contractually waived.

10.       TERM. This Agreement shall be in effect for two (2) years starting on the date hereof. This Agreement shall continue in effect from year to year thereafter with respect to the Fund, provided it is approved, at least annually, in the manner required by the Investment Company Act. On the date hereof, the Investment Company Act requires that this Agreement and any renewal thereof be approved by a vote of (i) a majority of Trustees of the Trust who are not parties thereto or interested persons (as defined in the Investment Company Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval, and (ii) in the case of its initial approval, by a majority of the outstanding voting securities of the Fund or (iii) in the case of its annual renewal, by a vote of the Trustees of the Trust or a majority of the outstanding voting securities of the Fund. A vote of a majority of the outstanding voting securities of the Fund is defined in the Investment Company Act to mean a vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the voting securities present at the meeting if more than 50% of the outstanding voting securities are present or represented by proxy.

11.       TERMINATION; NO ASSIGNMENT. This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon written notice to the Manager, and by the Manager upon one hundred and eighty (180) days’ written notice to the Fund. In the event of a termination, the Manager shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Manager on behalf of the Fund. This Agreement shall be automatically terminated in the event of its assignment (as such term is defined in the Investment Company Act).

12. LIMITATION OF LIABILITY OF TRUSTEES. This Agreement is made by the Fund pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees of the Trust or shareholders of the Fund individually, but bind only the property of the Fund.

13.       GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder. Where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is revised by rule, interpretation, or order of the SEC, such provisions shall be deemed to incorporate the effect of such rule, interpretation, or order.

14.       SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

15.       CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

On behalf of the EASTERLY INCOME OPPORTUNITIES FUND

By: ________________

Name: ________________

Title: ________________

EASTERLY INVESTMENT PARTNERS LLC

By: ________________

Name: ________________

Title: ________________

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SCHEDULE A

JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

EASTERLY INCOME OPPORTUNITIES FUND

Fee Schedule

In consideration of the Manager performing its obligations under the Agreement, the Fund will pay to the Manager a monthly management fee computed at the annual rate of 1.20% of the Fund’s average daily net assets.

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INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN

EASTERLY INVESTMENT PARTNERS LLC

AND

RANGER GLOBAL REAL ESTATE ADVISORS, LLC REGARDING THE

JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

AGREEMENT made this [x] day of [x] 2023, between Easterly Investment Partners LLC, a Delaware limited liability company (the “Manager”), and Ranger Global Real Estate Advisors, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Manager has entered into an Investment Management Agreement (the “Manager’s Agreement”) with the James Alpha Funds Trust dba Easterly Funds Trust (the “Trust”), an open-end investment company organized in series form with separate funds, one of which is the Easterly Global Real Estate Fund (the “Fund”), a fund, pursuant to which the Manager furnishes continuous investment advice and direction; and

WHEREAS, the Manager’s Agreement provides that the Manager may, at its own expense, contract for such advisory and research services as it deems necessary or desirable to fulfill such obligations; and

WHEREAS, the Sub-Advisor is registered under the Investment Advisers Act of 1940; and

WHEREAS, the Manager desires to retain the Sub-Advisor to provide continuous investment management and direction concerning the Fund and the Sub-Advisor is willing to provide such management;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Advisor as follows:

1.                   Appointment. The Manager hereby retains the Sub-Advisor to manage the Fund, subject to the provisions of the Trust registration statement and the Fund’s prospectus and overall supervision by the Manager and the Trust’s Board of Trustees. The Manager will continue to have general responsibility for all services to be provided to the Trust pursuant to the Manager’s Agreement and will oversee and review the Sub-Advisor’s performance of its duties under this Agreement. The day-to-day management of the Fund’s assets will be the responsibility of the Sub- Advisor.

2.                    Expenses. The Sub-Advisor assumes as its own expense, or agrees to pay the cost of, all services provided by it pursuant to Paragraph 1, above, provided that it will not be responsible for any expenses specifically assumed by the Trust pursuant to the Manager’s Agreement. The Sub-Advisor will, for all purposes herein, be deemed to be an independent contractor and will, except as expressly provided or authorized (herein or otherwise) have no authority to act for or on behalf of the Trust in any way or otherwise be deemed to be an agent of the Trust.

3.	Investment Activities.

(a)                 The Sub-Advisor will direct the investment of the Fund’s assets on a discretionary basis in accordance with applicable law and the investment objectives, policies and restrictions set forth in the then-current Prospectus and Statement of Additional Information relating to the Fund contained in its Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as amended; in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Trustees of the Trust (the “Board”), and communicated in writing by the Manager to the Sub-Advisor and; subject to such further reasonable limitations as the Manager may from time to time impose by written notice to the Sub- Advisor. The Sub-Advisor hereby acknowledges that it has carefully reviewed the Prospectus, Statement of Additional Information, Declaration of Trust and By-laws, if any, of the Trust and it agrees that it will make investments solely for the purpose of achieving the stated investment objectives of the Fund.

(b)	The Sub-Advisor hereby specifically acknowledges and represents:

(i)                  The Sub-Advisor has provided the Manager with full information regarding the Sub-Advisor’s historical track record of investment performance.

(ii)                The Sub-Advisor has carefully reviewed the portions of the Prospectus and Statement of

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Additional Information (in each case, as in effect as of the date of this Agreement) stating the Sub-Advisor’s investment methodology and that all representations made therein are accurate and true and there are no material omissions.

(iii)              The Sub-Advisor will direct the investment of the Fund’s assets using the same investment methodology referred to in Paragraph 3(b)(ii). The Sub-Advisor represents that nothing contained in Paragraph 3(a) or elsewhere in this Agreement, the Prospectus, or the Statement of Additional Information (in each case, as in effect as of the date of this Agreement) is inconsistent with the Sub-Advisor directing the investment of the Fund’s assets in said manner.

(c)                 The Sub-Advisor will place orders to purchase and sell securities (and where appropriate other investments) for the Fund.

4.	Brokerage.

(a)                 The Sub-Advisor agrees that it will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with brokers or dealers selected by it in accordance with the standards specified in Subparagraphs 4(b) and 4(c) below. The Sub-Advisor may place orders for the Fund with affiliates or interested parties of the Trust or the Manager in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Investment Company Act of 1940 and Rule 17e-1 thereunder and other applicable laws and regulations.

(b)                 In placing orders with brokers and dealers, the Sub-Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.

(c)                 In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Sub-Advisor may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust.

5.	Compensation.

(a)                 As compensation for services performed and costs assumed hereunder, the Manager agrees to pay the Sub-Advisor a fee that is paid monthly and is equal to 0.38% of the average daily net assets for the relevant month (the “Fund Advisory Fee”).

(b)                 The Fund Advisory Fee shall accrue as of the date first above written. Upon any termination of this Agreement the Fund Advisory Fee will cease to accrue as of the termination date specified in the notice of termination to or from the Sub-Advisor. Accrued Fund Advisory Fees will be paid to the Sub-Advisor upon receipt by the Manager of its fees for the same accrual period from the Fund.

(c)                 For the purpose of determining fees payable to the Sub-Advisor, the value of the Trust’s net assets shall be computed at the times and in the manner specified in the Trust’s Prospectus and/or the Statement of Additional Information, in each case as in effect from time to time.

6.	Duration and Termination.

(a)                 This Agreement will become effective as of the date hereof and, unless sooner terminated as herein provided, shall remain in effect for two (2) years from said date. Thereafter, this Agreement will continue in effect from year to year, subject to its termination provisions and all other terms and conditions hereof if such continuation shall be specifically approved at least annually by the Board and by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party or by vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisor shall furnish to the Manager or to the Board, promptly upon request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

(b)                 This Agreement may not be amended, transferred, sold or in any manner, hypothecated or pledged by the Sub-Advisor without the affirmative vote of a majority of the Board and by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party or by vote of a majority of the outstanding voting securities of the Fund. The Manager may immediately terminate this Agreement without notice to any party in the event of its assignment by the Sub-Advisor.

(c)                 This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon written notice

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to the Sub-Advisor. This Agreement may be terminated by the Sub- Advisor upon 180 days written notice to the Manager and the Trust. This Agreement shall terminate in the event of an “assignment,” as defined in Section 2(a)(4) of the Investment Company Act of 1940.

7.	Information to be Provided to the Manager and the Trust.

(a)                 The Sub-Advisor will keep the Manager and the Trust immediately informed of all developments materially affecting the Fund, the Sub-Advisor’s ability to direct the investment of the Fund and/or the perception of the Sub-Advisor as an appropriate source of investment advice and shall, on the Sub-Advisor’s own initiative, furnish immediately to the Manager and the Trust such information as is appropriate for this purpose.

The information deemed appropriate for the purpose of this Subparagraph includes, but is not limited to, any matters with regard to: the personnel of the Sub-Advisor, the investment policies or discipline of the Sub-Advisor, the financial condition of the Sub-Advisor, the historical investment performance of the Sub-Advisor, changes or amendments to any federal, state, or local registration statements or other licensing documents, the securities of the Fund and any and all matters reasonably related to the Manager’s retention of the Sub-Advisor.

(b)                 The Sub-Advisor agrees that it will immediately notify the Manager and the Trust in the event that the Sub-Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Advisor from serving as investment advisor pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Advisor has provided the information about itself set forth in the Trust’s Registration Statement and has reviewed the entire description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct and contain no material misstatement or omission, and it further agrees to notify the Manager and the Trust’s Administrator immediately of any material fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that is not contained in the Prospectus or Statement of Additional Information of the Trust, or any amendment or supplement thereto, or any statement contained therein that becomes untrue in any material respect.

(c)                 The Sub-Advisor represents that it is an investment adviser registered under the Investment Advisers Act of 1940 and other applicable laws and that the statements contained in the Sub-Advisor’s registration under the Investment Advisers Act of 1940 on Form ADV, as of the date hereof, are true and correct and do not omit any material facts required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Advisor agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form and to timely provide the Manager with an amended or changed copy whenever such copy is required to be filed. The Sub-Advisor acknowledges that it is an “investment advisor” to the Fund within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

(d)                 The Sub-Advisor will make available promptly upon the Manager’s request such reports as the Manager may reasonably use in discharging its duties under the Manager’s Agreement, which reports may be distributed by the Manager to the Board. A representative of the Sub-Advisor will attend (either in-person or telephonically), at the request of the Manager, regular quarterly meetings of the Board, meetings of the Trust’s shareholders and special meetings upon reasonable notice.

(e)                 The Sub-Advisor will maintain and keep current and preserve on behalf of the Trust all records required by the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, as well as those that may be required by the Investment Advisers Act of 1940, the Internal Revenue Code, applicable federal and state securities laws and regulations and laws and regulations of foreign countries and juridical subdivisions thereof, in the manner provided by such laws or regulations and such additional records as required by the Manager. The Sub-Advisor acknowledges that such records are the property of the Trust and will be surrendered to the Trust promptly upon request. The Manager agrees to furnish to the Sub-Advisor at its principal office all prospectuses, proxy statements, reports to stockholders, sales reports and such other written information relative to the management of the assets or organization and qualifications of the Trust as is reasonably requested by the Sub-Advisor.

8.	Services to Other Companies or Accounts.

(a)                 It is understood that the services of the Sub-Advisor are not exclusive, and nothing in this Agreement shall prevent the Sub-Advisor from providing investment management or similar services or from engaging in other activities, except as provided in Subparagraphs 8(b) and 8(c) below.

(b)                 In the event that the Sub-Advisor voluntarily terminates this Agreement, the Sub- Advisor agrees that neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) shall for a period

A-24

of one (1) year after the termination of this Agreement, accept or solicit any assets, accounts, or clients of the Trust for any purpose whatsoever.

(c)                 In the event that the Sub-Advisor is terminated by the Manager, the Sub-Advisor agrees that neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) shall accept or solicit any assets, accounts, or clients of the Trust for any purpose whatsoever for a period of one (1) year from the termination of this Agreement.

(d)                 The provisos set forth in Subparagraphs 8(a), 8(b), and 8(c) above shall not apply to the continuation of any contractual relationship to which the Sub-Advisor is a party that is in effect on the date of this Agreement and that is disclosed in writing to the Manager prior to the execution of this Agreement. The disclosure of the Sub-Advisor’s current contractual relationships is contained in Addendum A of this Agreement.

(e)                 When the Sub-Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Advisor recommends the purchase or sale of the same security for the Trust, it is understood that in light of its fiduciary duty to the Trust, such transactions will be executed on a basis that is fair and equitable to the Trust.

9.	Miscellaneous.

(a)                 The Sub-Advisor shall not be liable for any investment loss suffered by the Fund in connection with matters to which this Agreement relates, except in the case of the Sub-Advisor’s negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve the Sub-Advisor from any responsibility, obligation or duty which the Sub-Advisor may have under any federal or state securities acts or other applicable statutes.

(b)                 Any questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act, to rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act and to interpretations thereof, if any, by the United States courts. Specifically, the terms “vote of a majority of the outstanding voting securities”, “interested persons”, “assignment”, and “affiliated person”, as used herein, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(c)                 The Manager shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as “Indemnified Party”), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of misfeasance, bad faith or negligence in the performance of its duties or by reason of disregard of its obligations and duties under this Agreement; nor (ii) is the Manager to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Advisor or such Indemnified Party.

The Sub-Advisor shall indemnify and hold harmless the Manager and the Trust and each of their directors and officers and each person, if any, who controls the Manager and the Trust against any loss, liability, claim, damage or expense described in the foregoing indemnity but only with respect to the Sub-Advisor’s misfeasance, bad faith or negligence in the performance of its duties under this Agreement. In case any action shall be brought against the Manager or any person so indemnified, in respect of which indemnity may be sought against the Sub-Advisor, the Sub- Advisor shall have the rights and duties given to the Manager, and the Manager and each person so indemnified shall have the rights and duties given to the Sub-Advisor by the provisions of Subsections (i) and (ii) of this Subparagraph.

(d)                 Except as otherwise provided in Subparagraph 9(b) hereof, and as may be required under applicable federal law, this Agreement shall be governed by the laws of the State of Delaware.

(e)                 The Sub-Advisor acknowledges that there is substantial likelihood that a violation of the provisions of this Agreement will cause irreparable harm to the business of the Manager and the Trust, and therefore agrees that the Manager and the Trust will be entitled to equitable relief, including a temporary restraining order

A-25

issued ex parte and a preliminary and/or permanent injunction, in addition to any financial remedies available under law, resulting from any breach of this Agreement, upon demonstration of the required facts upon which such relief may be granted.

(f)                  The Sub-Advisor acknowledges that the name of the Trust may be changed at any time at the sole discretion of the Trustees and that such change will in no way affect the obligations of the Sub-Advisor under this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals, if any, to be hereunto affixed, as of the day and year first written.

EASTERLY INVESTMENT PARTNERS LLC

By: ________________

Name: ________________

Title: ________________

Ranger Global Real Estate Advisors, LLC

By: ________________

Name: ________________

Title: ________________

ADDENDUM A

None

A-26

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN

EASTERLY INVESTMENT PARTNERS LLC

AND

EAB INVESTMENT GROUP, LLC

REGARDING THE

JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

AGREEMENT made this [x] day of [x] 2023, between Easterly Investment Partners LLC, a Delaware limited liability company (the “Manager”), and EAB Investment Group, LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Manager has entered into an Investment Management Agreement (the “Manager’s Agreement”) with the James Alpha Funds Trust dba Easterly Funds Trust (the “Trust”), an open-end investment company organized in series form with separate funds, one of which is the Easterly Hedged Equity Fund (the “Fund”), pursuant to which the Manager furnishes continuous investment advice and direction; and

WHEREAS, the Manager’s Agreement provides that the Manager may, at its own expense, contract for such advisory and research services as it deems necessary or desirable to fulfill such obligations; and

WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940; and

WHEREAS, the Manager desires to retain the Advisor to provide continuous investment management and direction concerning the Fund and the Advisor is willing to provide such management;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Manager and the Advisor as follows:

1.	Appointment. The Manager hereby retains the Advisor to manage the Fund, subject to the provisions of the Trust registration statement and the Fund’s prospectus and overall supervision by the Manager and the Trust’s Board of Trustees. The Manager will continue to have general responsibility for all services to be provided to the Trust pursuant to the Manager’s Agreement and will oversee and review the Advisor’s performance of its duties under this Agreement. The day-to-day management of the Fund’s assets will be the responsibility of the Advisor.
2.	Expenses. The Advisor assumes as its own expense, or agrees to pay the cost of, all services provided by it pursuant to Paragraph 1 above, provided that it will not be responsible for any expenses specifically assumed by the Trust pursuant to the Manager’s Agreement. The Advisor will, for all purposes herein, be deemed to be an independent contractor and will, except as expressly provided or authorized (herein or otherwise) have no authority to act for or on behalf of the Trust in any way or otherwise be deemed to be an agent of the Trust.

3.	Investment Activities.

(a)	The Advisor will direct the investment of the Fund’s assets on a discretionary basis in accordance with applicable law and the investment objectives, policies and restrictions set forth in the then-current Prospectus and Statement of Additional Information relating to the Fund contained in its Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as amended; in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Trustees of the Trust (the “Board”), and communicated by the Manager to the Advisor and; subject to such further reasonable limitations as the Manager may from time to time impose by written notice to the Advisor. The Advisor hereby acknowledges that it has carefully reviewed the Prospectus, Statement of Additional Information, Declaration of Trust and By-laws, if any, of the Trust and it agrees that it will make investments solely for the purpose of achieving the stated investment objectives of the Fund.

(b)	The Advisor hereby specifically acknowledges and represents:

A-27

(i)                     The Advisor has provided the Manager with full information regarding the Advisor’s historical track record of investment performance.

(ii)                   The Advisor has carefully reviewed the portions of the Prospectus and Statement of Additional Information stating the Advisor’s investment methodology and that all representations made therein are accurate and true and there are no material omissions.

(iii)                 The Advisor will direct the investment of the Fund’s assets using the same investment methodology referred to in Paragraph 3(b) (ii), The Advisor represents that nothing contained in Paragraph 3(a) or elsewhere in this Agreement, the Prospectus, or the Statement of Additional Information is inconsistent with the Advisor directing the investment of the Fund’s assets in said manner.

(iv)                  The Advisor will monitor or, if requested by the Manager, assist the Manager in monitoring compliance with the asset segregation and “cover” requirements imposed on the Fund by Section 18(f) of the Investment Company Act of 1940 and applicable guidance and interpretive positions of the Securities and Exchange Commission related thereto.

(c)	The Advisor will place orders to purchase and sell securities (and where appropriate commodity futures contracts and other investments) for the Fund.

4.	Brokerage.

(a)	The Advisor agrees that it will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with brokers or dealers selected by it in accordance with the standards specified in Subparagraphs 4(b) and 4(c) below. The Advisor may place orders for the Fund with affiliates or interested parties of the Trust or the Manager in accordance with Section 11 (a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Investment Company Act of 1940 and Rule 17e-1 thereunder and other applicable laws and regulations.

(b)	In placing orders with brokers and dealers, the Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Advisor will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.

(c)	In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Advisor may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust.

5.	Compensation.

(a)	As compensation for services performed and costs assumed hereunder, the Manager agrees to pay the Advisor a fee that is paid monthly and is equal to a percentage of the average daily net assets for the relevant month (the “Fund Advisory Fee”) as follows:
▪	38bps on the first $100mm in assets
▪	25bps if assets are between $100mm and $250mm
▪	30bps if assets are between $250mm and $500mm
▪	35bps if assets are between $500mm and $1bn
▪	37bps if assets are greater than $1bn

(b)	The Fund Advisory Fee shall accrue as of the date first above written or such later date as the Fund Advisory Fee becomes due and payable under (a) above. Upon any termination of this Agreement the Fund Advisory Fee will cease to accrue as of the termination date specified in the notice of termination to the Advisor. Accrued Fund Advisory Fees will be paid to the Advisor upon receipt by the Manager of its fees for the same accrual period from the Fund.
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(c)	For the purpose of determining fees payable to the Advisor, the value of the Trust’s net assets shall be computed at the times and in the manner specified in the Trust’s Prospectus and/or the Statement of Additional Information.

(d)	The Fund Advisory Fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Manager, including as required under any expense limitation arrangement between the Manager and the Advisor on behalf of the Fund.

6.	Duration and Termination.

(a)	This Agreement will become effective as of the date hereof and, unless sooner terminated as herein provided, shall remain in effect for two (2) years from said date. Thereafter, this Agreement will continue in effect from year to year, subject to its termination provisions and all other terms and conditions hereof if such continuation shall be specifically approved at least annually by the Board and by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party or by vote of a majority of the outstanding voting securities of the Fund. The Advisor shall furnish to the Manager or to the Board, promptly upon request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

(b)	This Agreement may not be amended, transferred, sold or in any manner hypothecated or pledged by the Advisor without the affirmative vote of a majority of the Board and by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party or by vote of a majority of the outstanding voting securities of the Fund. The Manager may immediately terminate this Agreement without notice to any party in the event of its assignment by the Advisor.

(c)	This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon written notice to the Advisor. This Agreement may be terminated by the Advisor upon 180 days written notice to the Manager and the Trust. This Agreement shall terminate in the event of an “assignment,” as defined in Section 2(a)(4) of the Investment Company Act of 1940.

7.	Information to be Provided to the Manager and the Trust.

(a)	The Advisor will keep the Manager and the Trust immediately informed of all developments materially affecting the Fund, the Advisor’s ability to direct the investment of the Fund and/or the perception of the Advisor as an appropriate source of investment advice and shall, on the Advisor’s own initiative, furnish immediately to the Manager and the Trust such information as is appropriate for this purpose. The information deemed appropriate for the purpose of this Subparagraph includes, but is not limited to, any matters with regard to: the personnel of the Advisor, the investment policies or discipline of the Advisor, the financial condition of the Advisor, the historical investment performance of the Advisor, changes or amendments to any federal, state, or local registration statements or other licensing documents, the securities of the Fund and any and all matters reasonably related to the Manager’s retention of the Advisor.

(b)	The Advisor agrees that it will immediately notify the Manager and the Trust in the event that the Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. The Advisor· has provided the information about itself set forth in the Trust’s Registration Statement and has reviewed the entire description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct and contain no material misstatement or omission, and it further agrees to notify the Manager and the Trust’s Administrator immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Prospectus or Statement of Additional Information of the Trust, or any amendment or supplement thereto, or any statement contained therein that becomes untrue in any material respect.

A-29

(c)	The Advisor represents that it is an investment adviser registered under the Investment Advisers Act of 1940 and other applicable laws and that the statements contained in the Advisor’s registration under the Investment Advisers Act of 1940 on Form ADV, as of the date hereof, are true and correct and do not omit any material facts required to be stated therein or necessary in order to make the statements therein not misleading. The Advisor agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form and to timely provide the Manager with an amended or changed copy whenever such copy is required to be filed. The Advisor acknowledges that it is an “investment advisor” to the Fund within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

(d)	The Advisor will make available promptly upon the Manager’s request such reports as the Manager may reasonably use in discharging its duties under the Manager’s Agreement, which reports may be distributed by the Manager to the Board. A representative of the Advisor will attend, at the request of the Manager, regular quarterly meetings of the Board, meetings of the Trust’s shareholders and special meetings upon reasonable notice.

(e)	The Advisor will maintain and keep current and preserve on behalf of the Trust all records required by the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, as well as those that may be required by the Investment Advisors Act of 1940, the Internal Revenue Code, applicable federal and state securities laws and laws of foreign countries and juridical subdivisions thereof, in the manner provided by such laws or regulations and such additional records as required by the Manager.

The Advisor acknowledges that such records are the property of the Trust and will be surrendered to the Trust promptly upon request. The Manager agrees to furnish to the Advisor at its principal office all prospectuses, proxy statements, reports to stockholders, sales reports and any other information relative to the management of the assets or organization and qualifications of the Trust.

8.	Services to Other Companies or Accounts.

(a)	It is understood that the services of the Advisor are not exclusive, and nothing in this Agreement shall prevent the Advisor from providing investment management or similar services or from engaging in other activities, except as provided in Subparagraphs 8(b), 8(c) and 8(d) below.

(b)	The Advisor acknowledges and agrees that neither the leveraged investment strategy described in Exhibit I of this Agreement that is employed by the Advisor in managing the Fund (the “Levered Strategy”) or any substantially similar strategy will be used by the Advisor (or its successors) in managing any other open-end or closed-end investment company registered under the Investment Company Act of 1940. The parties that the Advisor may manage assets in the Leveraged Strategy or any substantially similar strategy for funds and accounts that are not investment companies registered under the Investment Company Act of 1940.

(c)	In the event that the Advisor voluntarily terminates this Agreement, the Advisor agrees that neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) or agents shall for a period of one (1) year after the date of such termination, accept or solicit any assets, accounts, or clients of the Trust, including the Fund, for any purpose whatsoever.

(d)	In the event that the Advisor is terminated by the Manager, the Advisor agrees that neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) or agents shall accept or solicit any assets, accounts, or clients of the Trust, including the Fund, for any purpose whatsoever for a period of one (1) year from the date of such termination.

(e)	The provisos set forth in Subparagraphs 8(a), 8(b), and 8(c) above shall not apply to the continuation of any contractual relationship to which the Advisor is a party that is in effect on the date of this Agreement and that is disclosed in writing to the Manager prior to the execution of this Agreement. The disclosure of the Advisor’s current contractual relationships is contained in Addendum A of this Agreement.

A-30

(f)	When the Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Advisor recommends the purchase or sale of the same security for the Trust, it is understood that in light of its fiduciary duty to the Trust, such transactions will be executed on a basis that is fair and equitable to the Trust.

9.	Miscellaneous.

(a)	The Advisor shall not be liable for any investment loss suffered by the Fund in connection with matters to which this Agreement relates, except in the case of the Advisor’s negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve the Advisor from any responsibility, obligation or duty which the Advisor may have under any federal or state securities acts or other applicable statutes.

(b)	Any questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act, to rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act and to interpretations thereof, if any, by the United States courts. Specifically, the terms “vote of a majority of the outstanding voting securities”, “interested persons”, “assignment”, and “affiliated person”, as used herein, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(c)	The Manager shall indemnify and hold harmless the Advisor, its officers and directors and each person, if any, who controls the Advisor within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as “Indemnified Party”), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of misfeasance, bad faith or negligence in the performance of its duties or by reason of disregard of its obligations and duties under this Agreement; nor (ii) is the Manager to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or such controlling persons.

The Advisor shall indemnify and hold harmless the Manager and the Trust and each of their directors and officers and each person, if any, who controls the Manager and the Trust against any loss, liability, claim, damage or expense described in the foregoing indemnity but only with respect to the Advisor’s misfeasance, bad faith or negligence in the performance of its duties under this Agreement. In case any action shall be brought against the Manager or any person so indemnified, in respect of which indemnity may be sought against the Advisor, the Advisor shall have the rights and duties given to the Manager, and the Manager and each person so indemnified shall have the rights and duties given to the Advisor by the provisions of Subsections (i) and (ii) of this Subparagraph.

(d)	Except as otherwise provided in Subparagraph 9(b) hereof, and as may be required under applied federal law, this Agreement shall be governed by the laws of the State of Delaware.

(e)	The Advisor acknowledges that there is substantial likelihood that a violation of the provisions of this Agreement will cause irreparable harm to the business of the Manager and the Trust, and therefore agrees that the Manager and the Trust will be entitled to equitable relief, including a temporary restraining order issued ex parte and a preliminary and/or permanent injunction, in addition to any financial remedies available under law, resulting from any breech of these paragraphs, upon demonstration of the required facts upon which such relief may be granted.

A-31

(f)	The Advisor acknowledges that the name of the Trust may be changed at any time at the sole discretion of the Trustees and that such change will in no way effect the obligations of the Advisor under this Agreement.

(g)	The Trust has claimed with respect to the Fund an exclusion from the definition of a commodity pool operator pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Upon having a reasonable basis for believing that the Trust will no longer be able to rely on CFTC Rule 4.5 with respect to the Fund, the Manager will notify the Advisor.

(h)	The Advisor is exempt from registration as a commodity trading advisor (“CTA’’) under the Commodity Exchange Act and it will either remain in compliance with the terms and conditions of such exemption or will register with the CFTC as a CTA and become a member of the National Futures Association. Prior to registering as a CTA, the Advisor will notify the Manager of its intent to do so.

IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals, if any, to be hereunto affixed, as of the day and year first written.

EASTERLY INVESTMENT PARTNERS LLC

By: ________________

Name: ________________

Title: ________________

EAB INVESTMENT GROUP, LLC

By: ________________

Name: ________________

Title: ________________

EXHIBIT I

The Levered Strategy will implement a proprietary hedged investment and trading strategy on the S&P 500 Index. The Levered Strategy will utilize options as a hedge in an attempt to insulate the value of the portfolio in down trending markets. The Levered Strategy intends to use leverage of 30% but the amount of leverage may fluctuate over time, The Levered Strategy initially will invest 130% of its capital in securities that track the S&P 500 index, using mostly exchange-traded funds, and will hedge market exposure with index options.

The Levered Strategy’s hedging initially will be implemented using options, which attempts to reduce long-only equity risk while modestly affecting the impact on overall returns. The Levered Strategy will deploy a combination of hedging strategies to reduce long- only equity risk. The Levered Strategy’s core hedging strategy blends “downside tail risk” protection with a covered call sale. The Levered Strategy modifies its base hedging structures to take advantage of pricing in the options market. By using short- term options, generally the front three months, the Levered Strategy will attempt to take advantage of changes in volatility, adapt to current market conditions, and endeavor to keep the hedge efficient and effective.

ADDENDUM A

None

A-32

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN

EASTERLY INVESTMENT PARTNERS LLC

AND

ORANGE INVESTMENT ADVISORS, LLC

REGARDING THE

JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

AGREEMENT made this [x] day of [x] 2023, between Easterly Investment Partners LLC, a Delaware limited liability company (the “Manager”), and Orange Investment Advisors, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Manager has entered into an Investment Management Agreement (the “Manager’s Agreement”) with the James Alpha Funds Trust dba Easterly Funds Trust (the “Trust”), an open-end investment company organized in series form with separate funds, one of which is the Easterly Income Opportunities Fund (the “Fund”), a fund, pursuant to which the Manager furnishes continuous investment advice and direction; and

WHEREAS, the Manager’s Agreement provides that the Manager may, at its own expense, contract for such advisory and research services as it deems necessary or desirable to fulfill such obligations; and

WHEREAS, the Sub-Advisor is registered under the Investment Advisers Act of 1940; and

WHEREAS, the Manager desires to retain the Sub-Advisor to provide continuous investment management and direction concerning the Fund and the Sub-Advisor is willing to provide such management;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Advisor as follows:

1.                   Appointment. The Manager hereby retains the Sub-Advisor to manage the Fund, subject to the provisions of the Trust registration statement and the Fund’s prospectus and overall supervision by the Manager and the Trust’s Board of Trustees. The Manager will continue to have general responsibility for all services to be provided to the Trust pursuant to the Manager’s Agreement and will oversee and review the Sub-Advisor’s performance of its duties under this Agreement. The day-to-day management of the Fund’s assets will be the responsibility of the Sub- Advisor.

2.                   Expenses. The Sub-Advisor assumes as its own expense, or agrees to pay the cost of, all services provided by it pursuant to Paragraph 1, above, provided that it will not be responsible for any expenses specifically assumed by the Trust pursuant to the Manager’s Agreement. The Sub-Advisor will, for all purposes herein, be deemed to be an independent contractor and will, except as expressly provided or authorized (herein or otherwise) have no authority to act for or on behalf of the Trust in any way or otherwise be deemed to be an agent of the Trust.

3.                   Investment Activities.

(a)                 The Sub-Advisor will direct the investment of the Fund’s assets on a discretionary basis in accordance with applicable law and the investment objectives, policies and restrictions set forth in the then-current Prospectus and Statement of Additional Information relating to the Fund contained in its Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as amended; in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Trustees of the Trust (the “Board”), and communicated in writing by the Manager to the Sub-Advisor and; subject to such further reasonable limitations as the Manager may from time to time impose by written notice to the Sub- Advisor. The Sub-Advisor hereby

A-33

acknowledges that it has carefully reviewed the Prospectus, Statement of Additional Information, Declaration of Trust and By-laws, if any, of the Trust and it agrees that it will make investments solely for the purpose of achieving the stated investment objectives of the Fund.

(b)                The Sub-Advisor hereby specifically acknowledges and represents:

(i)                  The Sub-Advisor has provided the Manager with full information regarding the Sub-Advisor’s historical track record of investment performance.

(ii)                The Sub-Advisor has carefully reviewed the portions of the Prospectus and Statement of Additional Information (in each case, as in effect as of the date of this Agreement) stating the Sub-Advisor’s investment methodology and that all representations made therein are accurate and true and there are no material omissions.

(iii)              The Sub-Advisor will direct the investment of the Fund’s assets using the same investment methodology referred to in Paragraph 3(b)(ii). The Sub-Advisor represents that nothing contained in Paragraph 3(a) or elsewhere in this Agreement, the Prospectus, or the Statement of Additional Information (in each case, as in effect as of the date of this Agreement) is inconsistent with the Sub-Advisor directing the investment of the Fund’s assets in said manner.

(c)                 The Sub-Advisor will place orders to purchase and sell securities (and where appropriate other investments) for the Fund.

4.                   Brokerage.

(a)                 The Sub-Advisor agrees that it will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with brokers or dealers selected by it in accordance with the standards specified in Subparagraphs 4(b) and 4(c) below. The Sub-Advisor may place orders for the Fund with affiliates or interested parties of the Trust or the Manager in accordance with Section 11 (a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Investment Company Act of 1940 and Rule 17e-1 thereunder and other applicable laws and regulations.

(b)                In placing orders with brokers and dealers, the Sub-Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.

(c)                 In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Sub-Advisor may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust.

5.                   Compensation.

(a)                 As compensation for services performed and costs assumed hereunder, the Manager agrees to pay the Sub-Advisor a fee that is paid monthly and is equal to a percentage of the average daily net assets for the relevant month (the “Fund Advisory Fee”) as follows:

▪	0.42% on assets less than $600mm
▪	0.35% on assets less than $800mm but greater or equal to $600mm
▪	0.36% on assets less than $1.25bn but greater or equal to $800mm
▪	0.34% on assets less than $2bn but greater or equal to $1.25bn
▪	0.32% on assets greater than or equal to $2bn

(b)                The Fund Advisory Fee shall accrue as of the date first above written. Upon any termination of this Agreement the Fund Advisory Fee will cease to accrue as of the termination date specified in the notice of

A-34

termination to or from the Sub-Advisor. Accrued Fund Advisory Fees will be paid to the Sub-Advisor upon receipt by the Manager of its fees for the same accrual period from the Fund.

(c)                 For the purpose of determining fees payable to the Sub-Advisor, the value of the Trust’s net assets shall be computed at the times and in the manner specified in the Trust’s Prospectus and/or the Statement of Additional information, in each case as in effect from time to time.

6.                   Duration and Termination.

(a)                 This Agreement will become effective as of the date hereof and, unless sooner terminated as herein provided, shall remain in effect for two (2) years from said date. Thereafter, this Agreement will continue in effect from year to year, subject to its termination provisions and all other terms and conditions hereof if such continuation shall be specifically approved at least annually by the Board and by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party or by vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisor shall furnish to the Manager or to the Board, promptly upon request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

(b)                This Agreement may not be amended, transferred, sold or in any manner, hypothecated or pledged by the Sub-Advisor without the affirmative vote of a majority of the Board and by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party or by vote of a majority of the outstanding voting securities of the Fund. The Manager may immediately terminate this Agreement without notice to any party in the event of its assignment by the Sub-Advisor.

(c)                 This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon not more than 60 days written notice to the Sub-Advisor. This Agreement may be terminated by the Sub-Advisor upon 180 days written notice to the Manager and the Trust. This Agreement shall terminate in the event of an “assignment,” as defined in Section 2(a)(4) of the Investment Company Act of 1940.

7.                   Information to be Provided to the Manager and the Trust.

(a)                 The Sub-Advisor will keep the Manager and the Trust immediately informed of all developments materially affecting the Fund, the Sub-Advisor’s ability to direct the investment of the Fund and/or the perception of the Sub-Advisor as an appropriate source of investment advice and shall, on the Sub-Advisor’s own initiative, furnish immediately to the Manager and the Trust such information as is appropriate for this purpose.

The information deemed appropriate for the purpose of this Subparagraph includes, but is not limited to, any matters with regard to: the personnel of the Sub-Advisor, the investment policies or discipline of the Sub-Advisor, the financial condition of the Sub-Advisor, the historical investment performance of the Sub-Advisor, changes or amendments to any federal, state, or local registration statements or other licensing documents, the securities of the Fund and any and all matters reasonably related to the Manager’s retention of the Sub-Advisor.

(b)                The Sub-Advisor agrees that it will immediately notify the Manager and the Trust in the event that the Sub-Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Advisor from serving as investment advisor pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Advisor has provided the information about itself set forth in the Trust’s Registration Statement and has reviewed the entire description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct and contain no material misstatement or omission, and it further agrees to notify the Manager and the Trust’s Administrator immediately of any material fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that is not contained in the Prospectus or Statement of Additional Information of the Trust, or any amendment or supplement thereto, or any statement contained therein that becomes untrue in any material respect.

A-35

(c)                 The Sub-Advisor represents that it is an investment adviser registered under the Investment Advisers Act of 1940 and other applicable laws and that the statements contained in the Sub-Advisor’s registration under the Investment Advisers Act of 1940 on Form ADV, as of the date hereof, are true and correct and do not omit any material facts required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Advisor agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form and to timely provide the Manager with an amended or changed copy whenever such copy is required to be filed. The Sub-Advisor acknowledges that it is an “investment advisor” to the Fund within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

(d)                The Sub-Advisor will make available promptly upon the Manager’s request such reports as the Manager may reasonably use in discharging its duties under the Manager’s Agreement, which reports may be distributed by the Manager to the Board. A representative of the Sub-Advisor will attend (either in-person or telephonically), at the request of the Manager, regular quarterly meetings of the Board, meetings of the Trust’s shareholders and special meetings upon reasonable notice.

(e)                 The Sub-Advisor will maintain and keep current and preserve on behalf of the Trust all records required by the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31 a-1 and 31a-2 thereunder, as well as those that may be required by the Investment Advisers Act of 1940, the Internal Revenue Code, applicable federal and state securities laws and regulations and laws and regulations of foreign countries and juridical subdivisions thereof, in the manner provided by such laws or regulations and such additional records as required by the Manager. The Sub-Advisor acknowledges that such records are the property of the Trust and will be surrendered to the Trust promptly upon request. The Manager agrees to furnish to the Sub-Advisor at its principal office all prospectuses, proxy statements, reports to stockholders, sales reports and such other written information relative to the management of the assets or organization and qualifications of the Trust as is reasonably requested by the Sub-Advisor.

8.                   Services to Other Companies or Accounts.

(a)                 It is understood that the services of the Sub-Advisor are not exclusive, and nothing in this Agreement shall prevent the Sub-Advisor from providing investment management or similar services or from engaging in other activities, except as provided in Subparagraphs 8(b) and 8(c) below.

(b)                In the event that the Sub-Advisor voluntarily terminates this Agreement, the Sub- Advisor agrees that neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) shall for a period of one (1) year after the termination of this Agreement, accept or solicit any assets, accounts, or clients of the Trust for any purpose whatsoever.

(c)                 In the event that the Sub-Advisor is terminated by the Manager, the Sub-Advisor agrees that neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) shall accept or solicit any assets, accounts, or clients of the Trust for any purpose whatsoever for a period of one (1) year from the termination of this Agreement.

(d)                The provisos set forth in Subparagraphs 8(a), 8(b), and 8(c) above shall not apply to the continuation of any contractual relationship to which the Sub-Advisor is a party that is in effect on the date of this Agreement and that is disclosed in writing to the Manager prior to the execution of this Agreement. The disclosure of the Sub-Advisor’s current contractual relationships is contained in Addendum A of this Agreement.

(e)                 When the Sub-Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Advisor recommends the purchase or sale of the same security for the Trust, it is understood that in light of its fiduciary duty to the Trust, such transactions will be executed on a basis that is fair and equitable to the Trust.

9.                   Miscellaneous.

A-36

(a)                 The Sub-Advisor shall not be liable for any investment loss suffered by the Fund in connection with matters to which this Agreement relates, except in the case of the Sub-Advisor’s negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve the Sub-Advisor from any responsibility, obligation or duty which the Sub-Advisor may have under any federal or state securities acts or other applicable statutes.

(b)                Any questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act, to rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act and to interpretations thereof, if any, by the United States courts. Specifically, the terms “vote of a majority of the outstanding voting securities”, “interested persons”, “assignment”, and “affiliated person”, as used herein, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(c)                 The Manager shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as “Indemnified Party”), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of misfeasance, bad faith or negligence in the performance of its duties or by reason of disregard of its obligations and duties under this Agreement; nor (ii) is the Manager to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Advisor or such Indemnified Party.

The Sub-Advisor shall indemnify and hold harmless the Manager and the Trust and each of their directors and officers and each person, if any, who controls the Manager and the Trust against any loss, liability, claim, damage or expense described in the foregoing indemnity but only with respect to the Sub-Advisor’s misfeasance, bad faith or negligence in the performance of its duties under this Agreement. In case any action shall be brought against the Manager or any person so indemnified, in respect of which indemnity may be sought against the Sub-Advisor, the Sub- Advisor shall have the rights and duties given to the Manager, and the Manager and each person so indemnified shall have the rights and duties given to the Sub-Advisor by the provisions of Subsections (i) and (ii) of this Subparagraph.

(d)                Except as otherwise provided in Subparagraph 9(b) hereof, and as may be required under applicable federal law, this Agreement shall be governed by the laws of the State of Delaware.

(e)                 The Sub-Advisor acknowledges that there is substantial likelihood that a violation of the provisions of this Agreement will cause irreparable harm to the business of the Manager and the Trust, and therefore agrees that the Manager and the Trust will be entitled to equitable relief, including a temporary restraining order issued ex parte and a preliminary and/or permanent injunction, in addition to any financial remedies available under law, resulting from any breach of this Agreement, upon demonstration of the required facts upon which such relief may be granted.

(f)                  The Sub-Advisor acknowledges that the name of the Trust may be changed at any time at the sole discretion of the Trustees and that such change will in no way affect the obligations of the Sub-Advisor under this Agreement.

(g)                The Trust has claimed with respect to the Fund an exclusion from the definition of a commodity pool operator pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Upon having a reasonable basis for believing that the Trust will no longer be able to rely on CFTC Rule 4.5 with respect to the Fund, the Manager will notify the Sub-Advisor.

A-37

(h)                The Sub-Advisor is exempt from registration as a commodity trading advisor (“CTA”) under the Commodity Exchange Act and it will either remain in compliance with the terms and conditions of such exemption or will register with the CFTC as a CTA and become a member of the National Futures Association. Prior to registering as a CTA, the Sub-Advisor will notify the Manager of its intent to do so.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals, if any, to be hereunto affixed, as of the day and year first written.

EASTERLY INVESTMENT PARTNERS LLC

By: ________________

Name: ________________

Title: ________________

Orange Investment Advisors, LLC

By: ________________

Name: ________________

Title: ________________

Addendum A

[omitted]

A-38

EXHIBIT B

OFFICERS OF THE TRUST

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
Darrell Crate** Year of Birth: 1967 515 Madison Avenue 24th Floor New York, NY 10022	President and Chairperson of the Board	Since 2021	Chief Executive Officer of Easterly Funds LLC (2020 – Present) and Managing Principal of Easterly Asset Management LP (2016 – Present); Managing Partner of Easterly Capital LLC (2015 – Present)	5	Chairman of the Board and Director of Easterly Government Properties Inc. (2015 – Present); Chairman of the Board and Director of Easterly Acquisition Corp. ( 2015 to 2018)
Michael Montague** Year of Birth: 1975 515 Madison Avenue 24th Floor New York, NY 10022	Treasurer	Since 2021	Chief Operating Officer of Easterly Funds LLC and James Alpha Management, LLC	Not Applicable	Not Applicable
Emile Molineaux Year of Birth: 1962 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Chief Compliance Officer	Since 2021	Senior Compliance Officer (2011 –Present) Northern Lights Compliance Services, LLC	Not Applicable	Not Applicable
Chad Bitterman Year of Birth: 1972 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Anti-Money Laundering Compliance Officer	Since 2021	Compliance Officer (2010 – Present) Northern Lights Compliance Services, LLC	Not Applicable	Not Applicable
Amaris Sahota** Year of Birth: 1992 515 Madison Avenue 24th Floor New York, NY 10022	Secretary	Since 2021	Chief Operating Officer, Easterly Management Operations LLC ( 2021 – Present); Senior Management Consultant, The Poirier Group (2018 – 2021); Investment Consultant, Sun Life Financial (2015 – 2018)	Not Applicable	Not Applicable
B-1

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
Ken Juster** Year of Birth: 1976 515 Madison Avenue 24th Floor New York, NY 10022	Chief Legal Officer	Since 2022	General Counsel of Easterly Asset Management LP (2022 – Present); Partner, Cooley LLP (2018 – 2022); Partner, White & Case LLP (2017 – 2018)	Not Applicable	Not Applicable
Erik Naviloff Year of Birth: 1968 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Treasurer	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2011 – present)	Not Applicable	Not Applicable
Timothy Burdick Year of Birth: 1986 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Secretary	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President, Ultimus Fund Solutions, LLC (2019 –2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019)	Not Applicable	Not Applicable
* Officers of the Trust serve at the pleasure of the Board. ** Messrs. Crate, Montague and Juster and Ms. Sahota are also officers of Easterly Investment Partners LLC.

B-2

EXHIBIT C

PRINCIPAL EXECUTIVE OFFICERS OF EASTERLY INVESTMENT PARTNERS LLC

Name and Address[1]	Position(s) Held with EIP
Darrell Crate	Chair
Amaris Sahota	Chief Operating Officer
Ken Juster	General Counsel and Chief Compliance Officer

1 The address of EIP and its executive directors is 138 Conant Street, Beverly, Massachusetts 01915.

PRINCIPAL EXECUTIVE OFFICERS OF ORANGE INVESTMENT ADVISORS, LLC

Name and Address[1]	Position(s) Held with Orange
Jerald Menozzi	Chief Compliance Officer

1 The address of Orange Investment Advisors, LLC and its executive directors is 250 S. Park Avenue, Suite 370, Winter Park, FL 32789.

C-1

PRINCIPAL EXECUTIVE OFFICERS OF RANGER GLOBAL REAL ESTATE ADVISORS, LLC

Name and Address[1]	Position(s) Held with Ranger
Andrew Duffy	Chief Investment Officer, Senior Portfolio Manager, and Board of Managers Member
Randolph Lewis	President, Chief Operating Officer, Chief Compliance Officer, and Board Member

1 The address of Ranger Global Real Estate Advisors, LLC and its executive officers is 405 Lexington Ave, Suite 3401, New York, NY 10174.

PRINCIPAL EXECUTIVE OFFICERS OF EAB INVESTMENT GROUP, LLC

Name and Address[1]	Position(s) Held with EAB
James Ryan	President
William Visconto	Chief Compliance Officer and Managing Member

1 The address of EAB Investment Group, LLC and its executive directors is 1650 Market Street, 36th Floor, Philadelphia, PA 19103.

C-2

EXHIBIT D

Fees Paid to Easterly Funds and its Affiliates

The following table provides the fees paid by each Fund to Easterly Funds and its affiliates, as applicable, during each Fund’s most recent fiscal year. All fees are shown net of any applicable waivers and reimbursements.

FYE: August 31, 2023

Fund Name	Management Fee Paid to Easterly Funds	Affiliated Brokerage Commissions Paid
Easterly Global Real Estate Fund	$4,668,317	N/A
Easterly Hedged Equity Fund	$825,845	N/A

FYE: November 30, 2022

Fund Name	Management Fee Paid to Easterly Funds	Affiliated Brokerage Commissions Paid
Easterly Income Opportunities Fund	$3,482,916	N/A

D-1

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, <u>you do not need to mail</u> your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V25156-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Special Meeting of Shareholders Proxy Statement is available at www.proxyvote.com.

V25157-TBD

This proxy is being provided to you by the Board of Trustees (the "Board") of Easterly Funds Trust (the "Trust") in connection with the solicitation of proxies to be used at the Special Meeting of Shareholders of the Easterly Global Real Estate Fund, Easterly Hedged Equity Fund and Easterly Income Opportunities Fund (the "Funds") to be held on December 19, 2023, at 12:00 p.m. Eastern Time at the principal offices of the Trust, located at 515 Madison Avenue, New York, NY 10022 (the "Special Meeting").

The undersigned hereby appoints Michael Montague and Ken Juster, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, on the proposals listed on the reverse side of this proxy card and in **their discretion on any other matter which may properly come before the Special Meeting, and at any and all adjournments and postponements thereof. If you sign and return this proxy card and fail to designate a choice on the proposal(s) listed on the reverse side of this proxy card, the proxies will vote "FOR" such proposal(s) at the Special Meeting, and at any and all adjournments and postponements thereof.**

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V25158-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Special Meeting of Shareholders Proxy Statement is available at www.proxyvote.com.

V25159-TBD

This proxy is being provided to you by the Board of Trustees (the "Board") of Easterly Funds Trust (the "Trust") in connection with the solicitation of proxies to be used at the Special Meeting of Shareholders of the Easterly Global Real Estate Fund, Easterly Hedged Equity Fund and Easterly Income Opportunities Fund (the "Funds") to be held on December 19, 2023, at 12:00 p.m. Eastern Time at the principal offices of the Trust, located at 515 Madison Avenue, New York, NY 10022 (the "Special Meeting").

The undersigned hereby appoints Michael Montague and Ken Juster, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, on the proposals listed on the reverse side of this proxy card and in **their discretion on any other matter which may properly come before the Special Meeting, and at any and all adjournments and postponements thereof. If you sign and return this proxy card and fail to designate a choice on the proposal(s) listed on the reverse side of this proxy card, the proxies will vote "FOR" such proposal(s) at the Special Meeting, and at any and all adjournments and postponements thereof.**

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V25160-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Special Meeting of Shareholders Proxy Statement is available at www.proxyvote.com.

V25161-TBD

This proxy is being provided to you by the Board of Trustees (the "Board") of Easterly Funds Trust (the "Trust") in connection with the solicitation of proxies to be used at the Special Meeting of Shareholders of the Easterly Global Real Estate Fund, Easterly Hedged Equity Fund and Easterly Income Opportunities Fund (the "Funds") to be held on December 19, 2023, at 12:00 p.m. Eastern Time at the principal offices of the Trust, located at 515 Madison Avenue, New York, NY 10022 (the "Special Meeting").

The undersigned hereby appoints Michael Montague and Ken Juster, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, on the proposals listed on the reverse side of this proxy card and in **their discretion on any other matter which may properly come before the Special Meeting, and at any and all adjournments and postponements thereof. If you sign and return this proxy card and fail to designate a choice on the proposal(s) listed on the reverse side of this proxy card, the proxies will vote "FOR" such proposal(s) at the Special Meeting, and at any and all adjournments and postponements thereof.**

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE